As filed with the Commission on May 28, 1999
                                                    1933 Act File No. 33-07404
                                                    1940 Act File No. 811-4760

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                       X

        Post-Effective Amendment No. 62.....................................  X

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940               X

        Amendment No. 62....................................................  X

                              BT INVESTMENT FUNDS
               (Exact Name of Registrant as Specified in Charter)

                  One South Street, Baltimore, Maryland 21202
                    (Address of Principal Executive Offices)

                                 (410) 895-3433
                        (Registrant's Telephone Number)

Daniel O. Hirsch, Esq.                 Copies to: Burton M. Leibert, Esq.
One South Street                       Willkie Farr & Gallagher
Baltimore, Maryland  21202             787 Seventh Ave
(Name and Address of Agent             New York, New York 10019
for Service)

It is proposed that this filing will become effective (check appropriate box):

[ ] Immediately upon filing pursuant to paragraph (b)
[ ] On (date) pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[X] On July 31, 1999, pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] On (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Asset Management Portfolio II and Asset Management Portfolio III (each a series of BT Investment Portfolios) have also executed this Amendment to the Registration Statement.

                           PROSPECTUS: JULY 31, 1999

                             BT Mutual Funds (logo)

BT INVESTMENT LIFECYCLE SHORT RANGE FUND

BT INVESTMENT LIFECYCLE MID RANGE FUND

BT INVESTMENT LIFECYCLE LONG RANGE FUND

A SERIES OF MUTUAL FUNDS, EACH INVESTING IN STOCKS, BONDS AND SHORT-TERM INSTRUMENTS TO SEEK A DISTINCT GOAL

TRUST:  BT INVESTMENT FUNDS
INVESTMENT ADVISER: BANKERS TRUST COMPANY




[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

BT INVESTMENT LIFECYCLE FUNDS

OVERVIEW OF THE BT INVESTMENT LIFECYCLE FUNDS
Goals
Core Strategies
Investment Policies and Strategies
Principal Risks of Investing in the Funds
Who Should Consider Investing in the Funds

BT INVESTMENT LIFECYCLE SHORT RANGE FUND
Total Returns, After Fees and Expenses

BT INVESTMENT LIFECYCLE MID RANGE FUND
Total Returns, After Fees and Expenses

BT INVESTMENT LIFECYCLE LONG RANGE FUND
Total Returns, After Fees and Expenses

A DETAILED LOOK AT THE BT INVESTMENT LIFECYCLE FUNDS
Annual Fund Operating Expenses
Objectives
Strategies
Principal Investments
Investment Process
Risks
Management of the Funds
Calculating a Fund's Share Price
Performance Information
Dividends and Distributions
Tax Considerations
Buying and Selling Fund Shares
Financial Highlights

Overview
OF THE BT INVESTMENT LIFECYCLE FUNDS


GOALS:

The Short Range Fund seeks high income over the long term consistent with conservation of capital.

The Mid Range Fund seeks long-term capital growth, current income and growth of income, consistent with reasonable investment risk.

The Long Range Fund seeks high total return with reduced risk over the long term.

CORE STRATEGIES: Each Fund allocates its investments among three asset classes: stocks, bonds and short-term instruments.

INVESTMENT POLICIES AND STRATEGIES
Each Fund is a feeder fund that invests all of its assets in a master portfolio with the same investment objective. Each Fund, through its master portfolio, seeks that objective by investing in three principal asset classes - stocks, bonds and short-term instruments. Each Fund's investment in each asset class fluctuates depending on the Investment Adviser's judgment of how to provide the most favorable return consistent with the Fund's goal.

FOOTNOTE: Asset allocation funds offer investors professional management and a convenient means of diversifying their holdings in various asset classes within a single fund while relieving them of the administrative burdens typically associated with purchasing and holding these instruments.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS
An investment in a Fund could lose money, or a Fund's performance could trail that of other investments. For example:

     o The asset allocation strategy chosen by the Investment Adviser could perform poorly.
     o The individual stocks, bonds and short-term instruments chosen by the Investment Adviser could decline in value.
     o Stock prices could decline generally.
     o A rise in interest rates could cause the fixed-income markets and individual securities in the Fund's portfolio to decline in value.
     o An issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline.

WHO SHOULD CONSIDER INVESTING IN THE FUNDS

The Funds are designed to combine the benefits and risks of investing in stocks, bonds and short-term instruments. With the Funds, the decision of how much of your portfolio to invest in stocks, bonds and short-term instruments is left to professionals. All you decide is how long it will be until you need to access your investment.

SHORT RANGE FUND: You should consider investing in the Short Range Fund if you are seeking current income and have less than five years until you need your investment.

MID RANGE FUND: You should consider investing in the Mid Range Fund if you are seeking long-term capital growth, current income and growth of income and have at least five years until you need your investment.

LONG RANGE FUND: You should consider investing in the Long Range Fund if you are seeking high total return over the long term and have more than ten years until you need your investment.

There is, of course, no guarantee that the Funds will realize their goals.

The Funds by themselves do not constitute a balanced investment program. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

AN INVESTMENT IN A FUND IS NOT A DEPOSIT OF BANKERS TRUST COMPANY OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

BT INVESTMENT LIFECYCLE SHORT RANGE FUND
TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for each full calendar year since the Fund began selling shares on October 15, 1993 (its inception date). The table compares the Fund's average annual return with the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") over the last calendar year, the last five calendar years and since the Fund's inception. The S&P 500 Index is a model, not an actual portfolio. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

Year-by-Year Returns
(each full calendar year since inception)

[bar chart]

         ------------- ----------- ---------- ----------- ----------
         -2.83%        14.42%      7.8%       13.74%      13.53%
         ------------- ----------- ---------- ----------- ----------
         1994          1995        1996       1997        1998
         ------------- ----------- ---------- ----------- ----------


The Fund's return for the period January 1, 1999 to June 30, 1999 was -[ ]%. During the period shown in the bar chart, the Fund's highest return in any calendar quarter was 6.39% (second quarter 1997) and its lowest quarterly return was -2.44% (first quarter 1994). Past performance offers no indication of how the Fund will perform in the future.

FOOTNOTE: The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States, most of which are traded on the New York Stock Exchange. Stocks in the S&P 500 Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

BT INVESTMENT LIFECYCLE SHORT RANGE FUND

Average Annual Returns

(AS OF DECEMBER 31, 1998)

                                                                  Since
                                                                  Inception
                                                1 YEAR   5 YEARS  (OCTOBER 15,
                                                ------   -------  ------------
                                                                  1993)

BT INVESTMENT LIFECYCLE SHORT RANGE FUND        13.53%    9.13%       8.53%

S&P 500 Index                                   28.58%    24.06%     23.26%(1)

Asset Allocation Index - Short Range(2)         10.75%    9.16%       8.86%(1)



----------

(1) The Indexes' returns are calculated from October 31, 1993.

(2) The Asset Allocation Index - Short Range is a blend of several indexes: 15% S&P 500 Index, 55% Salomon Broad Investment Grade Bond Index, and 30% U.S. Treasury Bill 30-Month Index.

BT INVESTMENT LIFECYCLE MID RANGE FUND

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for each full calendar year since the Fund began selling shares on October 14, 1993 (its inception date). The table compares the Fund's average annual return with the S&P 500 Index over the last calendar year, the last five calendar years and since the Fund's inception. The S&P 500 Index is a model, not an actual portfolio. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

Year-by-Year Returns
(each full calendar year since inception)

[bar chart]

          ------------- ----------- ---------- ----------- ----------
          -3.36%        18.54%      11.7%      18.53%      17.05%
          ------------- ----------- ---------- ----------- ----------
          1994          1995        1996       1997        1998
          ------------- ----------- ---------- ----------- ----------


The Fund's return for the period January 1, 1999 to March 31, 1999 was 1.13%. During the period shown in the bar chart, the Fund's highest return in any calendar quarter was 9.05% (second quarter 1997) and its lowest quarterly return was -3.77% (first quarter 1994). Past performance offers no indication of how the Fund will perform in the future.

FOOTNOTE: The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States, most of which are traded on the New York Stock Exchange. Stocks in the S&P 500 Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

BT INVESTMENT LIFECYCLE MID RANGE FUND

Average Annual Returns

(AS OF DECEMBER 31, 1998)

                                                                 Since
                                                                 Inception
                                              1 YEAR   5 YEARS   (OCTOBER 14,
                                              ------   -------   ------------
                                                                 1993)

BT INVESTMENT LIFECYCLE MID RANGE FUND        17.05%   12.16%    11.37%

S&P 500 Index                                 28.58%   24.06%    23.26%(3)

Asset Allocation Index - Mid Range(4)         15.21%   12.69%    12.28%(3)


---------
(3) The Indexes' return is calculated from October 31, 1993.

(4) The Asset Allocation Index - Mid Range is a blend of several indexes: 35% S&P 500 Index, 45% Salomon Broad Investment Grade Bond Index, and 20% U.S. Treasury Bill 30-Month Index.

BT INVESTMENT LIFECYCLE LONG RANGE FUND

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for each full calendar year since the Fund began selling shares on November 16, 1993 (its inception date). The table compares the Fund's average annual return with the S&P 500 Index over the last calendar year, the last five calendar years and since the Fund's inception. The S&P 500 Index is a model, not an actual portfolio. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

Year-by-Year Returns
(each full calendar year since inception)

[bar chart]

          ------------- ----------- ---------- ----------- ----------
          -2.94%        22.99%      15.82%     23.04%      21.08%
          ------------- ----------- ---------- ----------- ----------
          1994          1995        1996       1997        1998
          ------------- ----------- ---------- ----------- ----------


The Fund's return for the period January 1, 1999 to March 31, 1999 was 2.09%. During the period shown in the bar chart, the Fund's highest return in any calendar quarter was 11.72% (fourth quarter 1998) and its lowest quarterly return was -4.55% (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.

FOOTNOTE: The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States, most of which are traded on the New York Stock Exchange. Stocks in the S&P 500 Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

BT INVESTMENT LIFECYCLE LONG RANGE FUND

Average Annual Returns

(AS OF DECEMBER 31, 1998)

                                                                   Since
                                                                   Inception
                                                1 YEAR   5 YEARS   (NOVEMBER
                                                ------   -------   ---------
                                                                   16, 1993)
                                                                   ---------

BT INVESTMENT LIFECYCLE LONG RANGE FUND         21.08%   15.55%    15.22%

S&P 500 Index                                   28.58%   24.06%    23.92%(5)

Asset Allocation Index - Long Range(6)          19.60%   16.26%    16.18%(5)


---------
(5) The Indexes' return is calculated from November 30, 1993.

(6) The Asset Allocation Index - Long Range is a blend of several indexes: 55% S&P 500 Index, 35% Salomon Broad Investment Grade Bond Index, and 10% U.S. Treasury Bill 30-Month Index.

A detailed look
AT THE BT INVESTMENT LIFECYCLE FUNDS

ANNUAL FUND OPERATING EXPENSES
(EXPENSES PAID FROM FUND ASSETS)

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

ANNUAL FEES AND EXPENSES

                                                                PERCENTAGE OF AVERAGE DAILY NET ASSETS(7)
                                                    Lifecycle Short         Lifecycle Mid         Lifecycle Long
                                                      Range Fund             Range Fund              Range Fund
Management Fees                                         0.65%                   0.65%                   0.65%

Distribution and Service (12b-1) Fees                   None                     None                   None

Other Fund Operating Expenses                            TK%                     TK%                     TK%

Total Fund Operating Expenses                            TK%                     TK%                     TK%

Less: Fee Waiver and Expense Reimbursement(8)           (TK%)                   (TK%)                   (TK%)

NET EXPENSES                                            1.00%                   1.00%                   1.00%


---------
(7) Information on the annual operating expenses for each Fund reflects the expenses of both the Fund and the master portfolio in which it invests its assets. (A further discussion of the relationship between each Fund and its Portfolio appears in the "Organizational Structure" section of this prospectus.)

(8) Bankers Trust has agreed, for the 16-month period from the end of each Fund's fiscal year end of March 31, 1999, to waive its fees and reimburse expenses so that total expenses will not exceed 1.00%.

Expense Examples. The examples below illustrate the expenses incurred on a $10,000 investment in each Fund. Each example assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare each Fund's expense history with other funds.(7) The example does not represent an estimate of future returns or expenses. Actual costs may be higher or lower.

Expense Examples(9)

----------------------------------------------------------------------------
                                 1 year   3 years   5 years   10 years
----------------------------------------------------------------------------
Lifecycle Short Range Fund       $TK      $TK       $TK       $TK
----------------------------------------------------------------------------
Lifecycle Mid Range Fund         $TK      $TK       $TK       $TK
----------------------------------------------------------------------------
Lifecycle Long Range Fund        $TK      $TK       $TK       $TK
----------------------------------------------------------------------------

---------
(9) Based on expenses, after fee waivers and reimbursements for the first 16 months only.

OBJECTIVES

o The Short Range Fund seeks high income over the long term consistent with conservation of capital.

o The Mid Range Fund seeks long-term capital growth, current income, and growth of income, consistent with reasonable investment risk.

o The Long Range Fund seeks high total return with reduced risk over the long term.

While we give priority to seeking each Fund's goal, we cannot offer any assurance of achieving their objective. Each Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGIES
In seeking each Fund's goal, the Investment Adviser allocates the Fund's assets among three principal assets classes: stocks, bonds and short-term instruments.

The Funds' assets will be allocated to the three asset classes based on the following guidelines:

                        Short-Term Instruments      Bonds         Stocks
Short Range Fund                  30%                55%            15%
Mid Range Fund                    20%                45%            35%
Long Range Fund                   10%                35%            55%

The Funds' assets will rarely be exactly in line with these guidelines. Rather, each Fund's investment in each asset class fluctuates depending on the Investment Adviser's perception of the opportunities available among the three asset classes and the relative risks associated with such opportunities, consistent with each Fund's goal.

The Investment Adviser will generally allocate the Funds' assets within the following ranges:

                        Short-Term Instruments      Bonds          Stocks
Short Range Fund                 0-65%              35-70%          0-30%
Mid Range Fund                   0-50%              30-60%         20-50%
Long Range Fund                  0-25%              25-55%         40-70%


For example, as of March 31, 1999, the Funds' allocation to each asset class was as follows:

                        Short-Term Instruments      Bonds         Stocks
Short Range Fund                  TK%                TK%            TK%
Mid Range Fund                    TK%                TK%            TK%
Long Range Fund                   TK%                TK%            TK%

Each Fund's allocation to a particular asset class will not match the percentage of its assets invested directly in that asset class. The Fund uses derivatives to increase or decrease the Fund's exposure to the various asset classes.

FOOTNOTE: Generally, a derivative is a financial arrangement that derives its value from a traditional security (like a stock or bond), asset or index.

PRINCIPAL INVESTMENTS

Short-Term Instruments. The short-term instruments in which the Funds invest include domestic and foreign securities and money market instruments with remaining maturities of thirteen months or less, as well as money market mutual funds. The Investment Adviser seeks to maximize total return within this asset class by investing in securities that take advantage of differences in yields among instruments or issuers of currencies.

FOOTNOTE: Maturity measures the time remaining until an issuer must repay a security's principal in full.

FOOTNOTE: Yield is determined by dividing the coupon rate (the interest rate a borrower agrees to pay when issuing a security) by the purchase price. The yield of a security will rise as the security's price falls and vice versa.

The Funds may invest in:

o Short-term obligations of the U.S. or foreign governments, their agencies and instrumentalities;

o Other short-term debt securities rated within the top two rating categories by a nationally recognized statistical rating organization (or, if unrated, are determined to be of similar quality by the Fund's Investment Adviser);

o Commercial paper;

o Bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances;

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price; and

o Money market mutual funds.

At the time of a Fund's investment in commercial paper, bank obligations or repurchase agreements, the issuer (or the issuer's parent) must have outstanding debt rated within the top two rating categories by a nationally recognized statistical rating organization (or, if unrated, are determined to be of similar quality by the Fund's Investment Adviser).

Bonds. These securities include investment-grade domestic and foreign fixed income securities with remaining maturities or durations greater than thirteen months. The Investment Adviser seeks to maximize total returns within the bond class by adjusting each Fund's investments in securities with different credit qualities, maturities and coupon or dividend rates, as well as seeking securities that take advantage of differences in yields among instruments or issuers of currencies. Securities in the bond asset class include bonds, notes, adjustable rate preferred stocks, convertible bonds, mortgage-related and asset-backed securities, domestic and foreign government agency securities, zero coupon bonds, Rule 144A securities (securities whose resale is restricted), and other intermediate and long-term securities.

FOOTNOTE: Investment-grade securities are rated within the top four rating categories by a nationally recognized statistical rating organization.

FOOTNOTE: Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it is to changes in interest rates. Investors in longer-duration bonds face more risk as interest rates rise, but also are more likely to receive more income from their investment to compensate for the risk.

Stocks. These securities include domestic and foreign equity securities of all types. The Funds' Investment Adviser seeks to maximize total return within this asset class by actively allocating assets to industry sectors that we expect will benefit from major trends, and to individual stocks that we believe have superior potential. Securities in the stock asset class include common stocks, fixed rate preferred stocks (including convertible preferred stock), warrants, rights, depositary receipts, TBA (to be announced) purchase commitments and other equity securities issued by companies of any size, located anywhere in the world.

Derivatives. Each Fund invests in various instruments that are commonly known as "derivatives" to increase its exposure to an asset class. The Funds primarily use futures and options, forward currency transactions and swaps. The Investment Adviser will use derivatives only in circumstances where the Adviser believes they offer the most economical means of improving the risk/reward profile of a Fund. Each Fund may also invest in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.


FOOTNOTE: Futures and options on futures contracts are used as a low-cost method for gaining exposure to a particular securities market without investing directly in those securities.

FOOTNOTE: Forward currency transactions are the purchase or sale of foreign currency at an exchange rate established now, but with payment and delivery at a specified future time. Forward Currency Transactions are used as hedges and, where possible, to add to investment returns.

FOOTNOTE: A swap is a transaction where one security or characteristic of a security is swapped for another.

INVESTMENT PROCESS
The Investment Adviser regularly reviews each Fund's investment allocations and will vary them to favor asset classes that, in our judgment, provide the most favorable total return outlook consistent with each Fund's investment objective. In deciding how to allocate each Fund's assets, the Investment Adviser will evaluate projections of risk, market and economic conditions, volatility, yields and expected return.

In managing the Funds, the Investment Adviser uses:
o statistical processes, including a database system to help analyze past situations and trends;
o portfolio management professionals to determine asset allocation and to select individual securities; and
o its own credit analysis as well as credit analysis provided by rating services to determine the quality of debt securities and short-term instruments.

FOOTNOTE: [Portfolio Turnover.] The portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities within a given period. Historically, each Fund has had a high portfolio turnover rate. High turnover can increase a Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.

RISKS
BELOW WE SET FORTH SOME OF THE PROMINENT RISKS ASSOCIATED WITH INVESTING IN GENERAL, AS WELL AS THE RISKS ASSOCIATED WITH ASSET ALLOCATION FUNDS AND EACH ASSET CLASS. EACH FUND'S EXPOSURE TO THE RISKS ASSOCIATED WITH EACH ASSET CLASS WILL DEPEND ON THEIR CURRENT INVESTMENT ALLOCATION TO THAT CLASS.

PRIMARY RISKS

Asset Allocation Risk. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the Investment Adviser favors an asset class that performs poorly relative to the other asset classes. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. If a Fund was invested primarily in stocks, it would perform poorly relative to a Fund invested primarily in bonds.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in a Fund's portfolio will decline in value.

Interest Rate Risk. Interest rate risk is the risk that securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise (and increase in value when interest rates decline). To address movements in interest rates, the Investment Adviser attempts to adjust a Fund's holdings of long- and short-term securities to reflect our expectations of changes in interest rates.

Credit Risk. Credit risk is the risk that an issuer or counterparty declines in creditworthiness or defaults, which would cause the value of the issuer's security to decline. Also, issuers may not be able to pay the interest on the securities they have issued. As a way of reducing these risks, each Fund invests only in investment-grade debt securities to provide an added level of protection when economic conditions deteriorate. In addition, we continuously monitor the financial well-being of the issuers of the securities that a Fund owns. We may sell those that show the signs of weakness that may lead to a ratings downgrade or even to default.

Futures and Options. Because futures and options are used as a way to gain exposure to a particular asset class, the risks associated with that asset class effect the successful use of futures and options. Futures and options can be volatile investments, and may not perform as expected. For futures contracts and options on futures contracts used for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

Foreign Investments. To the extent that a Fund holds securities based outside the United States, political, economic or social developments in foreign countries could undermine the value of a Fund's investments or prevent a Fund from realizing their full value. Different accounting and financial reporting standards, or less stringent enforcement of these standards, could convey incomplete, inaccurate or misleading information about a Fund investment. The use of derivatives in foreign markets also involves additional risks.

Currency Risk. Each Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities and, thus, the U.S. dollar amount of income or gain received on these securities. The Investment Adviser seeks to minimize this risk by actively managing the currency exposure of the Funds. There is no guarantee that these currency management activities will work and they could cause losses to the Funds.

SECONDARY RISKS
Pricing Risk. We value securities in a Fund at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

Year 2000 Risk. As with most businesses, each Fund faces the risk that the computer systems of its Investment Adviser and other companies on which it relies for service or in which it invests will not accommodate the changeovers necessary from dates in the year 1999 to dates in the year 2000. These risks could adversely affect:

o The issuers in which the Fund invests, which could impact the value of the Fund's investments;
o Our ability to service your Fund account, including our ability to meet your requests to buy and sell Fund shares; and
o Our ability to trade securities held by the Fund or to accurately price securities held by the Fund.

We are working both internally and with our business partners and service providers to address this problem. If we - or our business partners, service providers, government agencies or other market participants - do not succeed, it could materially affect shareholder services or it could affect the value of the Fund's shares.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. For temporary defensive purposes, we may invest a substantial portion of each Fund's assets in cash and money market instruments. To the extent we find it necessary to invest in such securities, the Fund will not be invested to meet its investment objective.

MANAGEMENT OF THE FUNDS

[Board of Trustees.] Each Fund's shareholders, voting in proportion to the number of shares each owns, elect a Board of Trustees, and the Trustees supervise all the Fund's activities on their behalf.

[Investment Adviser.] Under the supervision of the Board of Trustees, Bankers Trust Company, with headquarters at 130 Liberty Street, New York, NY 10006, acts as each Fund's investment adviser. As investment adviser, Bankers Trust makes the Fund's investment decisions and assumes responsibility for the securities the Fund owns. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. Bankers Trust received a fee of 0.65% of each Fund's average daily net assets for its services in the last fiscal year.

As of December 31, 1998, Bankers Trust was the eighth largest bank holding company in the United States with total assets of approximately $156 billion. Bankers Trust is a worldwide merchant bank dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 96 offices in more than 43 countries.

Bankers Trust's officers bring wide experience to managing both the Funds and their portfolios. The firm's own record dates back to its founding as a trust company in 1903. It has invested retirement assets on behalf of the nation's largest corporations and institutions for more than 50 years. As of December 31, 1998, the assets under its global management total $338 billion. The scope of the firm's capability is broad: It is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide.

On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, Bankers Trust agreed to pay a $3.5 million fine to the State of New York. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Funds. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

Bankers Trust is a wholly-owned subsidiary of Bankers Trust Corporation. On [date], Bankers Trust Corporation merged with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. Because Deutsche Bank AG, as Bankers Trust's new parent company, controls its operations as investment adviser, the Funds' shareholders will be asked to approve a new investment advisory agreement. A Special Meeting of Shareholders will be held for this purpose. Bankers Trust believes that, under this new agreement, the services provided to the Funds will be maintained at their current level.

PORTFOLIO MANAGER.

PHILIP J. GREEN is responsible for the day-to-day management of the master portfolios' investments.

o Managing Director of Bankers Trust and Portfolio Manager in the quantitative investments group.
o  Joined Bankers Trust in 1985.
o Managed the master portfolios from January 1995 to July 1996, and since March 1997.
o  15 years of investment experience.
o B.S.E., The Wharton School, University of Pennsylvania; MBA, New York University.

Other Services. Bankers Trust provides administrative services--such as portfolio accounting, legal services and others--for the Funds. In addition, Bankers Trust--or your broker or financial advisor--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

o keeping accurate, up-to-date records for your individual Fund account;

o implementing any changes you wish to make in your account information;

o processing your requests for cash dividends and distributions from the Fund;

o answering your questions on the Fund's investment performance or administration;

o sending proxy reports and updated prospectus information to you; and

o collecting your executed proxies.


Brokers and financial advisors may charge additional fees to investors only for those services not otherwise included in the Bankers Trust servicing agreement, such as cash management or special trust or retirement investment reporting.

Organizational Structure. The Funds are "feeder funds" that invest all of their
assets in a "master portfolio."   The Funds and their corresponding master
portfolio are listed below:

Fund                                             Master Portfolio

Short Range Fund                                 Asset Management Portfolio III

Mid Range Fund                                   Asset Management Portfolio II

Long Range Fund                                  Asset Management Portfolio

Each Fund and its master portfolio have the same investment objective. Each master portfolio is advised by Bankers Trust. A master portfolio may accept investments from other feeder funds. A feeder bears the master portfolio's expenses in proportion to its assets. Each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows a Fund's Trustees to withdraw the Fund's assets from the master portfolio if they believe doing so is in the shareholder's best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment adviser, invest in a different master portfolio or take other action.

CALCULATING A FUND'S SHARE PRICE

We calculate the daily price of a Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day THE EXCHANGE IS OPEN for business.

The formula calls for deducting all of a Fund's liabilities from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares outstanding.

We value the securities in a Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. You can find a Fund's daily share price in the mutual fund listings of most major newspapers.

FOOTNOTE: THE EXCHANGE IS OPEN every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

PERFORMANCE INFORMATION

Each Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. Each Fund's performance may also be compared to averages, performance rankings or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

Dividends, if any, are paid quarterly. Capital gains will be distributed at least annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

TAX CONSIDERATIONS

A Fund does not ordinarily pay income taxes. You and other shareholders pay taxes on the income or capital gains from a Fund's holdings. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually create the following tax liability:

TRANSACTION                                 TAX STATUS
-----------                                 ----------
Income dividends                            Ordinary income
Short-term capital gains distributions      Ordinary income
Long-term capital gains distributions       Capital gains

Every year your Fund will send you information on the distributions for the previous year. In addition, if you sell your Fund shares you may have a capital gain or loss.

TRANSACTION                                         TAX STATUS
-----------                                         ----------
Your sale of shares owned more than one year        Capital gains or losses

Your sale of shares owned for one year or less      Gains treated as ordinary
                                                    income; losses subject to
                                                    special rules.


THE TAX CONSIDERATIONS FOR TAX DEFERRED ACCOUNTS OR NON-TAXABLE ENTITIES WILL BE DIFFERENT.

BECAUSE EACH INVESTOR'S TAX CIRCUMSTANCES ARE UNIQUE AND BECAUSE THE TAX LAWS ARE SUBJECT TO CHANGE, WE RECOMMEND THAT YOU CONSULT YOUR TAX ADVISOR ABOUT YOUR INVESTMENT.

BUYING AND SELLING FUND SHARES

You can purchase or redeem shares in a Fund by mail, wire transfer or through an authorized broker or financial advisor. Contact your broker or financial advisor for details. You may also call the BT Service Center at 1-800-730-1313.

Exchange Privileges. You can exchange all or part of your shares for shares of another BT Mutual Fund up to four times a year (from the date of your first exchange). Before buying shares through an exchange you should be sure to get a copy of that fund's prospectus and read it carefully. Please note also that you may have to pay taxes on the shares you sell in the exchange.

Account minimums. Each Fund requires a minimum investment of $2,500 to open accounts, $250 for subsequent investments, and a minimum balance of $1,000 to maintain them. It requires a $500 minimum investment to open a retirement account, $100 for subsequent investments, but imposes no minimum balance. Automatic investment accounts, which credit money from your checking account to the purchase of Fund shares bi-weekly, monthly, quarterly or semi-annually, call for a minimum $1,000 opening investment and at least $100 for each subsequent purchase of shares.

We reserve the right to reject any purchase order. We may close your Fund account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value. In addition, if your sell order exceeds $250,000, we reserve the right to redeem it "in kind" with a pro-rata distribution of stocks actually held by a Fund, rather than in cash.

Your broker or financial advisor may charge a transaction fee for the purchase and sale of Fund shares.

THE FUNDS' SHAREHOLDER GUIDE AND STATEMENT OF ADDITIONAL INFORMATION CONTAIN COMPLETE INFORMATION ON BUYING AND SELLING FUND SHARES AND MAINTAINING A FUND ACCOUNT. IF YOU HAVE NOT ALREADY RECEIVED A COPY OF THE SHAREHOLDER GUIDE OR WISH TO OBTAIN A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, PLEASE CALL THE BT SERVICE CENTER AT 1-800-730-1313.

The tables below provide a picture of each Fund's financial performance for the past five years. The information selected reflects financial results for a single Fund share. The total returns in the tables represent the rate of return that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by __________________, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the BT Service Center at 1-800-730-1313.


Financial Highlights

LIFECYCLE SHORT RANGE FUND

[insert highlights table]

LIFECYCLE MID RANGE FUND


[insert highlights table]

LIFECYCLE LONG RANGE FUND

[insert highlights table]

(Bankers Trust logo)

Additional information about the Funds' investments and performance is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

You can find more detailed information about the Funds in the current Statement of Additional Information, dated July 31, 1999, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Funds, write to us at:

                                            BT SERVICE CENTER
                                            P.O. BOX 419210
                                            KANSAS CITY, MO 64141-6210
or call our toll-free number:               1-800-730-1313

You can find reports and other information about the Funds on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-800-SEC-0330.

BT Investment Lifecycle Short Range Fund                      CUSIP# 055922827
BT Investment Lifecycle Mid Range Fund                               055922835
BT Investment Lifecycle Long Range Fund                              055922843
BT INVESTMENT FUNDS                                           811-4760
                                                              [PRODUCT CODE]

Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, Maine 04101

                                           STATEMENT OF ADDITIONAL INFORMATION

                                                                 JULY 31, 1999


BT INVESTMENT FUNDS
o BT Investment Lifecycle Short Range Fund
o BT Investment Lifecycle Mid Range Fund
o BT Investment Lifecycle Long Range Fund



BT Investment Funds (the "Trust") is an open-end management investment company that offers investors a selection of investment portfolios, each having distinct investment objectives and policies. This Statement of Additional Information relates only to the BT Investment Lifecycle Short Range Fund, BT Investment Lifecycle Mid Range Fund and BT Investment Lifecycle Long Range Fund (each, a "Fund" and together the "Funds"). Each Fund seeks to achieve its investment objective by allocating investments among three asset classes: stocks, bonds, and short-term instruments.

As described in the Prospectus, the Trust seeks the investment objective of each Fund by investing all the investable assets ("Assets") of the Fund in a diversified open-end management investment company having the same investment objective as such Fund. These investment companies are, respectively, Asset Management Portfolio III, Asset Management Portfolio II, and Asset Management Portfolio (each a "Portfolio" and collectively, the "Portfolios"). Asset Management Portfolio II and Asset Management Portfolio III are each a series of BT Investment Portfolios.


Shares of the Funds are sold by ICC Distributors, Inc. ("ICC"), the Trust's distributor, to clients and customers (including affiliates and correspondents) of Bankers Trust Company ("Bankers Trust"), the Portfolios' investment adviser ("Adviser"), and to clients and customers of other organizations.


The Funds' Prospectus is dated July 31, 1999, and provides the basic information investors should know before investing. This Statement of Additional Information ("SAI"), which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Prospectus. You may request a copy of a Prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Trust at the telephone number listed below or by contacting any bank or dealer or other institution that has a sub-shareholder servicing agreement with Bankers Trust (along with Bankers Trust, a "Service Agent"). This SAI is not an offer of any Fund for which an investor has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Funds' Prospectus. The financial statements for the Fund and the Portfolio for the fiscal year ended March 31, 1999, are incorporated herein by reference to the Annual Report to shareholders for the Fund and Portfolio dated March 31, 1999. A copy of the Fund's and the Portfolio's Annual Report may be obtained without charge by calling the Fund at the telephone number listed below.



                             BANKERS TRUST COMPANY
                  ADVISER OF EACH PORTFOLIO AND ADMINISTRATOR

                             ICC DISTRIBUTORS, INC.
                                  DISTRIBUTOR
                              TWO PORTLAND SQUARE
                             PORTLAND, MAINE 04101

                                 1-800-730-1313

                               TABLE OF CONTENTS

                                                                     PAGE

                       INVESTMENT OBJECTIVES AND POLICIES

                              INVESTMENT OBJECTIVES

The investment objective of each Fund is described in the Funds' Prospectus. There can, of course, be no assurance that any Fund will achieve its investment objective.

                               INVESTMENT POLICIES

Each Fund seeks its investment objective by investing all of its Assets in the corresponding Portfolio. The Trust may withdraw a Fund's investment from the corresponding Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Since the investment characteristics of each Fund will correspond directly to those of the corresponding Portfolio, the following is a discussion of the various investments of and techniques employed by each Portfolio.

HIGH YIELD BONDS. No more than 5% of each Portfolio's net assets (at the time of investment) may be invested in lower rated (BB/Ba or lower), high yield bonds. Each Portfolio may retain any bond whose rating drops below investment grade if it is in the best interest of the respective Fund's shareholders. Securities rated BB/Ba by a Nationally Recognized Statistical Rating Organization ("NRSRO") are considered to have speculative characteristics. See the Appendix for further information on these securities.

FOREIGN INVESTMENTS. Each Portfolio focuses on U.S. investment opportunities, but may invest a portion of its assets in foreign securities. Each Portfolio will not invest more than 25% of its total assets in equity securities of foreign issuers under normal conditions. Each Portfolio also will not invest more than 25% of its total assets in each of the bond and short-term classes in foreign currencies. Foreign securities of all types will normally constitute less than 50% of each Portfolio's assets.

Each Portfolio may invest in securities of foreign issuers directly or in the form of American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. Designed for use in U.S. and European securities markets, respectively, ADRs, GDRs and EDRs are alternatives to the purchase of the currencies, but are subject to the same risks as the foreign securities to which they relate.

With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by each Portfolio may be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies is limited in amount by the Investment Company Act of 1940, as amended (the "1940 Act"), will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies and may result in a duplication of fees and expenses.

CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts. For a description of commercial paper ratings, see the Appendix.

TBA PURCHASE COMMITMENTS. The Funds may enter into TBA purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.


ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven calendar days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expenses and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the 15% limit on illiquid securities. Under the supervision of the Board of Trustees of each Portfolio, The Adviser determines the liquidity of restricted securities and, through reports from the Adviser, the Board will monitor trading activity in restricted securities. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Because Rule 144A is relatively new, it is not possible to predict how these markets will develop. If institutional trading in restricted securities were to decline, the liquidity of each Portfolio could be adversely affected.

LENDING OF PORTFOLIO SECURITIES. Each Portfolio has the authority to lend up to 30% of its total assets (taken at market value) to brokers, dealers and other financial organizations. The Portfolios will not lend securities to the Adviser, ICC Distributors or their affiliates. By lending its securities, a Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Each Portfolio will adhere to the following conditions whenever its securities are loaned: (i) the Portfolio must receive at least 100 percent cash collateral securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or by letter of credit at least equal to the market value of the securities loaned plus accrued interest from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities. Cash collateral may be invested in a money market fund managed by the Adviser (or its affiliates) and the Adviser may serve as a Portfolio's lending agent and may share in revenue received from securities lending transactions as compensation for this service.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuations during this period and no income accrues to the Portfolio until settlement takes place. Each Portfolio identifies on its books cash or liquid securities in an amount at least equal to these commitments.

SHORT SALES. Each Portfolio may engage in short sales with respect to securities that it owns or has the right to obtain (for example, through conversion of a convertible bond). These transactions, known as short sales "against the box," allow the Portfolio to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately.

INDEXED SECURITIES. Each Portfolio may invest in indexed securities whose value depends on the price of foreign currencies, securities indices or other financial values or statistics. Examples include debt securities whose value at maturity is determined by reference to the relative prices of various currencies or to the price of a stock index. These securities may be positively or negatively indexed; that is, their value may increase or decrease if the underlying instrument appreciates.

REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements. In a repurchase agreement the Portfolio buys a security and simultaneously agrees to sell it back at a higher price. In the event of the bankruptcy of the other party to a repurchase agreement or a securities loan, a Portfolio could experience delays in recovering either its cash or selling securities it lent. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, the Portfolio could experience a loss. In all cases, the Adviser must find the creditworthiness of the other party to the transaction satisfactory. A repurchase agreement is considered a collateralized loan under the 1940 Act.

ZERO COUPON DEBT SECURITIES. Zero coupon debt securities do not make regular interest payments. Instead they are sold at a deep discount from their face value. Because a zero coupon bond does not pay current income, its price can be volatile when interest rates change. In calculating its dividends, each Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

GOVERNMENT SECURITIES. Government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. Treasury bonds, notes and bills and certain agency securities, such as those issued by the Federal Housing Administration, are backed by the full faith and credit of the U.S. government and are the highest quality government securities. Each Portfolio may also invest a substantial portion of its portfolio in securities issued by government agencies or instrumentalities (such as executive departments of the U.S. government or independent Federal organizations supervised by Congress), which may have different degrees of government backing but which are not backed by the full faith and credit of the U.S. government. There is no guarantee that the government will support these types of securities, and therefore they involve more risk than other government obligations.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the investor. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. When a mortgage in the underlying pool is prepaid, an unscheduled principal prepayment is passed through to the investor. This principal is returned to the investor at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the Federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs are pass-through securities collateralized by mortgages or mortgage backed securities. CMOs are issued in classes and series that have different maturities and often are retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities.

ASSET-BACKED SECURITIES. Asset-backed securities consist of undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificateholders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement is exhausted, certificateholders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market's perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificateholder generally has no recourse to the entity that originated the loans. The underlying loans are subject to prepayments which shorten the securities' weighted average life and may lower their return. As prepayments flow through at par, total returns would be affected by the prepayments: if a security were trading at a discount, its total return would be increased by prepayments.

SWAP AGREEMENTS. Each Portfolio may enter into swap agreements which are contracts entered into by two parties, primarily institutional investors, for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount, I.E., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. The notional amount of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. A Portfolio's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by assets identified on the Portfolio's books consisting of cash or liquid securities to avoid any potential leveraging of the Portfolio's portfolio.

Whether the use of swap agreements will be successful in furthering the Portfolio's investment objective will depend on the Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party. A Portfolio will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, a Portfolio will enter into swap agreements only with counter-parties that would be eligible for consideration as repurchase agreement counter-parties under the Portfolio's repurchase agreement guidelines. Certain restrictions imposed on the Portfolios by the Internal Revenue Code of 1986, as amended (the "Code") may limit the Portfolios' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Swap agreements also bear the risk that a Portfolio will not be able to meet its obligation to the counter-party. This risk will be mitigated by investing the Portfolio in the specific asset for which it is obligated to pay a return.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (the "CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission (the "CFTC") effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by eligible participants, which includes the following, provided the participant's total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have asset exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a "safe harbor" for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (i) have individually tailored terms; (ii) lack exchange style offset and the use of a clearing organization or margin system; (iii) are undertaken in conjunction with a line of business; and (iv) are not marketed to the public.

OPTIONS ON SECURITIES. Each Portfolio may write and purchase put and call options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying stock at the exercise price at any time during the option period.

Each Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income. However, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

When a Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When a Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.

A Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be identified on the Portfolio's books.

A Portfolio may purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held in the Portfolio's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's portfolio securities. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

Each Portfolio has adopted certain other non-fundamental policies concerning option transactions which are discussed below.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Each Portfolio may engage in over-the-counter ("OTC") options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. government securities, make these markets. The ability to terminate OTC option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolio will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Adviser will monitor the creditworthiness of dealers with whom the Portfolio enters into such options transactions under the general supervision of the Portfolios' Trustees.

Each Portfolio intends to treat OTC options purchased and the assets used to "cover" OTC options written as not readily marketable and therefore subject to the limitations described in "Investment Restrictions" in the SAI.


OPTIONS ON SECURITIES INDICES. Each Portfolio may purchase and write put and call options on stock indices listed on stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indices are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised. Such options will be used for the purposes described above under "Options on Securities."

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a Portfolio of options on stock indices will be subject to the Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although a Portfolio generally will only purchase or write such an option if the Adviser believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. Each Portfolio will not purchase such options unless the Adviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in a Portfolio's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations.

CURRENCY MANAGEMENT

GENERAL. In connection with each Portfolio's investments denominated in foreign currencies, the Adviser may choose to utilize a variety of currency management strategies. The Adviser seeks to take advantage of different yield, risk, and return characteristics that different currencies, currency denominations, and countries can provide to U.S. investors. In doing so, the Adviser will consider such factors as the outlook for currency relationships, current and anticipated interest rates, levels of inflation within various countries, prospects for relative economic growth, and government policies influencing currency exchange rates and business conditions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Because each Portfolio buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sales proceeds in currencies other than the U.S. dollar, the Portfolios from time to time may enter into foreign currency exchange transactions to convert foreign currencies to and from the U.S. dollar. Each Portfolio either enters into these transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

A forward foreign currency exchange contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contact generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Each Portfolio may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position or an anticipated investment position. Since consideration of the prospect for currency parties will be incorporated into the Adviser's long-term investment decisions, each Portfolio will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Adviser believes that it is important to have flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in each Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.


While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event each Portfolio's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject a Portfolio to certain risks.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Portfolio's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Portfolio's use of cross-hedges, there can be no assurance that historical correlation's between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

OPTIONS ON FOREIGN CURRENCIES. Each Portfolio may write covered put and call options and purchase put call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. Each Portfolio may use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the even of exchange rate movements adverse to a Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition each Portfolio may purchase call options on currency when the Adviser anticipates that the currency will appreciate in value.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time. If a Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying currency or dispose of assets identified on the Portfolio's books until the options expire or are exercised. Similarly, if a Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. Each Portfolio pays brokerage commissions or spreads in connection with its options transactions.

As in the case with forward contracts, certain options on foreign currencies are traded over the counter and involve liquidity and credit risks which may not be present in the case of exchange traded currency options. Each Portfolio's ability to terminate OTC options will be more limited than with exchange traded options. It is also possible that broker dealers participating in OTC options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Portfolio will treat purchased OTC options and assets used to cover written OTC options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

Each Portfolio may purchase options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

Each Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

Each Portfolio intends to write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration identified on the Portfolio's books) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. government securities and other high quality liquid debt securities and identified on the Portfolio's books.

Each Portfolio also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by identifying on the Portfolio's books cash or U.S. government securities or other high quality liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars priced daily.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

GENERAL. Each Portfolio may buy and sell options and futures to manage its exposure to changing interest rates, security prices and currency exchange rates, and as an efficient means of managing allocations between asset classes. Each Portfolio may invest in options and futures, based on any type of security or index related to the Portfolio's investments, including options and futures traded on foreign exchanges.

Some options and futures strategies, including selling futures, buying puts, and writing calls, hedge the Portfolios' investments against price fluctuations. Other strategies, including buying futures, including buying futures, writing puts, and buying calls, tends to increase market exposure. Options and futures may be combined with each other, or with forward contracts, in order to adjust the risk and return characteristics of an overall strategy.

The successful use of such instruments draws upon the Adviser's skill and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

Each Portfolio may not purchase or sell a futures contract or option thereon if, immediately thereafter, its margin deposits on its outstanding futures contracts (other than futures contracts entered into for bona fide hedging purposes) and premiums paid for options thereon would exceed 5% of the market value of the Portfolio's total assets.


FUTURES CONTRACTS. Each Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. Each Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. Each Portfolio may also enter into futures contracts which are based on bonds issued by entities other than the U.S. government.

At the same time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

The purpose of the acquisition or sale of a futures contract, in the case of a Portfolio which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt security in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the bond market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent a Portfolio enters into futures contracts for this purpose, the assets identified on the Portfolio's books to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Portfolios, if the Adviser's investment judgment about the general direction of interest rates is incorrect, a Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

FUTURES CONTRACTS ON SECURITIES INDICES. Each Portfolio may enter into contracts providing for the marketing and acceptance of a cash settlement based upon changes in the value of an index of securities ("futures contacts"). This investment technique may be used to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio or as an efficient means of managing allocation between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, a futures contracts involves the establishment of a position which will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for a Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Futures contracts do involve certain risks. These risks could include a lack of correlation between the futures contract and the corresponding securities market, a potential lack of liquidity in the secondary market and incorrect assessments of market trends which may result in poorer overall performance than if a futures contact had not been entered into.

Brokerage costs will be incurred and "margin" will be required to be posted and maintained as a good faith deposit against performance of obligations under futures contracts written for a Portfolio.

OPTIONS ON FUTURES CONTRACTS. Each Portfolio may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

Each Portfolio may invest in options on such futures contracts for similar purposes. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.


ASSET COVERAGE. To reduce the leverage created by each of the Portfolio's use of futures and related options, as well as when-issued and delayed delivery securities and foreign currency exchange transactions, each Portfolio will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities or by identifying on the Portfolio's books liquid securities in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these instruments or contracts.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. Unlike transactions entered into by a Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counter-party default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Portfolio's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Portfolio will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.



                   ADDITIONAL INVESTMENT TECHNIQUES AND RISKS

INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each Portfolio to the extent permitted under the 1940 Act, that is, a Portfolio may invest a maximum of up to 10% of its total assets in securities of other investment companies so long as not more than 3% of the total outstanding voting stock of any one investment company is held by the Portfolio. In addition, not more than 5% of a portfolio's total assets may be invested in the securities of any one investment company. Each Portfolio may be permitted to exceed these limitations by an exemptive order of the SEC. It should be noted that investment companies incur certain expenses such as management, custodian, and transfer agency fees, and therefore any investment by a Portfolio in shares of other investment companies would be subject to such duplicate expenses.

OTHER INVESTMENT TECHNIQUES. Each Portfolio may also utilize the following investments and investment practices: repurchase agreements, zero coupon debt securities, government securities, mortgage backed securities, collateralized mortgage obligations, asset backed securities and foreign investments. See "Additional Information" herein for further information.

RISKS OF INVESTING IN FOREIGN SECURITIES. The investment in foreign securities may involve additional risks. Foreign securities usually are denominated in foreign currencies, which means their value will be affected by changes in the strength of foreign currencies relative to the U.S. dollar as well as the other factors that affect security prices. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there often is less publicly available information about their operations. Generally, there is less governmental regulation of foreign securities markets, and securities trading practices abroad may offer less protection to investors such as a Portfolio. The value of such instruments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. Foreign securities may be less liquid or more volatile than domestic investments. The Adviser considers these factors in making investments for each Portfolio and limits the amount of each Portfolio's assets that may be invested in foreign securities to 25% of its total assets for each asset class and to less than 50% for all classes under normal conditions. However, within each Portfolio's limitations, investments in any one country or currency are not restricted.

DERIVATIVES. Each Portfolio may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. The Portfolio may use futures and options as a low cost method of gaining exposure to a particular securities market without investing directly in those securities and for traditional hedging purposes to attempt to protect the Portfolio from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes. The use of derivatives may result in some leverage. The Portfolio will limit the leverage created by its use of derivative for investment purposes by "covering" such positions as required by the SEC. The Adviser will use derivatives only in circumstances where the Adviser believes they offer the most economical means of improving the risk/reward profile of the Portfolio. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for a Portfolio. The use of derivatives for non-hedging purposes may be considered speculative.

Each Portfolio's investment in options, futures or forward contracts, and similar strategies depend on the Adviser's judgment as to the potential risks and rewards of different types of strategies. Options and futures can be volatile investments, and may not perform as expected. If the Adviser applies a hedge at an inappropriate time or judges price trends incorrectly, options and futures strategies may lower a Portfolio's return. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to a Portfolio in the event of default by the other party to the contract. Each Portfolio could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

Further descriptions of a number of investment and investment techniques available to the Portfolios, including foreign investments and the use of option and futures and other investment techniques which may be considered "derivatives", and certain risks associated with these investments and techniques are included under "Additional Information" herein.

SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE. Unlike other open-end management companies (mutual funds) which directly acquire and manage their own portfolio securities, the Funds seek to achieve their investment objective by investing all of their Assets in the corresponding Portfolio, a separate registered investment company with the same investment objectives as the respective Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to a Fund, a Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Funds due to variations in sale commissions and other operating expenses. Therefore, investors in the Funds should be aware that these differences my result in differences in returns experienced by investors in the different funds that invest in the Portfolios. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolios is available by contacting Bankers Trust at 1-800-730-1313.

The master-feeder structure is relatively complex, so shareholders should carefully consider this investment approach.

Small funds investing in the Portfolios may be materially affected by the actions of larger funds investing in the Portfolios. For example, if a large fund withdraws from a Portfolio, the remaining funds may experience higher pro-rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds with large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro-rata ownership in the Portfolios could have effective voting control of the operation of the Portfolios. Whenever the Trust is requested to vote in matters pertaining to the Portfolio, the Trust will, except as permitted by the SEC, hold a meeting of shareholders of the corresponding Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Certain changes in a Portfolio's investment objectives, policies or restrictions may require the corresponding Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a Fund could incur brokerage, tax and other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a Fund. Notwithstanding the above, there are some other means for meeting redemption requests, such as borrowing.

A Fund may withdraw its investments from the corresponding Portfolio at any time, if the Board of Trustees of the

Trust determines that it is in the best interests if the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the assets of a Fund in another pooled investment entity having the same investment objectives as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Portfolio.

Each Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their current needs. The investment objective of each portfolio is also not a fundamental policy. Shareholders of the Fund will receive 30 days prior written notice with respect to any change in the investment objective of the Funds or the Portfolios. See "Investment Objective and Policies" herein for a description of the fundamental policies of the Portfolios that cannot be changed without approval by the holders of "a majority if the outstanding voting securities" (as defined in the 1940 Act) of each Portfolio.


RATING SERVICES. The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Adviser also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by a Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require a Fund to eliminate the obligation from its portfolio, but the Adviser will consider such an event in its determination of whether a Fund should continue to hold the obligation. A description of the ratings used herein and in the Funds' Prospectus is set forth in the Appendix to this SAI.




                            INVESTMENT RESTRICTIONS


The following investment restrictions are "fundamental policies" of each Fund and each Portfolio and may not be changed with respect to the Fund or the Portfolio without the approval of a "majority of the outstanding voting securities" of the Fund or the Portfolio, as the case may be. "Majority of the outstanding voting securities" under the 1940 Act, and as used in this SAI and the Prospectus, means, with respect to the Fund (or the Portfolio), the lesser of (i) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio). Whenever the Trust is requested to vote on a fundamental policy of a Portfolio, the Trust will hold a meeting of the corresponding Fund's shareholders and will cast its vote as instructed by that Fund's shareholders.


As a matter of fundamental policy, each Portfolio (or Fund) may not (except that no investment restriction of a Fund shall prevent a Fund from investing all of its Assets in an open-end investment company with substantially the same investment objective):

(1) borrow money or mortgage or hypothecate assets of the Portfolio (Fund), except that in an amount not to exceed 1/3 of the current value of the Portfolio's (Fund's) net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "Additional Restrictions";

(2) underwrite securities issued by other persons except insofar as the Portfolios (Trust or the Funds) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

(3) make loans to other persons except: (a) through the lending of the Portfolio's (Fund's) portfolio securities and provided that any such loans not exceed 30% of the Portfolio's (Fund's) total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

(4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio (Trust) may hold and sell, for the Portfolio's (Fund's) portfolio, real estate acquired as a result of the Portfolio's (Fund's) ownership of securities);

(5) concentrate its investments in any particular industry (excluding U.S. government securities), but if it is deemed appropriate for the achievement of a Portfolio's (Fund's) investment objective(s), up to 25% of its total assets may be invested in any one industry; and

(6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

(7) With respect to 75% of each Fund's (Portfolio's) total assets, invest more than 5% of its total assets in the securities of any one issuer (excluding cash and cash-equivalents, U.S. government securities and the securities of other investment companies) or own more than 10% of the voting securities of any issuer.

ADDITIONAL RESTRICTIONS. In order to comply with certain statutes and policies each Portfolio (or the Trust, on behalf of each Fund) will not as a matter of operating policy (except that no operating policy shall prevent a Fund from investing all of its Assets in an open-end investment company with substantially the same investment objectives):

(i) borrow money (including through reverse repurchase) for any purpose in excess of 5% of the Portfolio's (Fund's) net assets (taken at market), except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 1/3 of its total assets;

(ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's (Fund's) total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

(iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(iv)     invest for the purpose of exercising control or management;

(v) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio (Fund) if such purchase at the time thereof would cause: (a) more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held by the Portfolio (Fund) unless permitted to exceed these limitations by an exemptive order of the SEC; provided further that, except in the case of a merger or consolidation, the Portfolio (Fund) shall not purchase any securities of any open-end investment company unless the Portfolio (Fund) (1) waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment;

(vi) invest more than 15% of the Portfolio's (Fund's) net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable excluding (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which:
         (i) is not traded flat or in default as to interest or principal; and
         (ii) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the Portfolio's (Fund's) Board of Trustees have determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one nationally recognized statistical rating agency and the Portfolio's (Fund's) Board of Trustees has determined that the commercial paper is of equivalent quality and is liquid;

There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

Each Fund will comply with the state securities laws and regulations of all states in which it is registered. Each Portfolio will comply with the permitted investments and investment limitations in the securities laws and regulations of all states in which the corresponding Fund, or any other registered investment company investing in the Portfolio, is registered.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Adviser is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for each Portfolio, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, the Adviser or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of a Portfolio are frequently placed by the Adviser with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

The Adviser seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for a Portfolio taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Portfolio to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

The Adviser is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for a Portfolio with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

Consistent with the policy stated above, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Portfolio may determine, the Adviser may consider sales of shares of the Trust and of other investment company clients of Bankers Trust as a factor in the selection of broker-dealers to execute portfolio transactions. the Adviser will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

Higher commissions may be paid to firms that provide research services to the extent permitted by law. The Adviser may use this research information in managing the Portfolio's assets, as well as the assets of other clients.

Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

Although certain research, market and statistical information from brokers and dealers can be useful to a Portfolio and to the Adviser, it is the opinion of the management of the Portfolios that such information is only supplementary to the Adviser's own research effort, since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Portfolios, and not all such information is used by the Adviser in connection with the Portfolios. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Portfolios.

In certain instances there may be securities which are suitable for a Portfolio as well as for one or more of the Adviser's other clients. Investment decisions for a Portfolio and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Portfolio is concerned. However, it is believed that the ability of a Portfolio to participate in volume transactions will produce better executions for the Portfolio.

For the fiscal years ended March 31, 1999, 1998, and 1997, the Asset Management Portfolio III paid brokerage commissions in the amount of $___________, $6,485, and $7,279, respectively.

For the fiscal years ended March 31 1999, 1998, and 1997, the Asset Management Portfolio II paid brokerage commissions in the amount of $__________, $28,818, and $23,627, respectively.


For the fiscal years ended March 31, 1999, 1998, and 1997, the Asset Management Portfolio paid brokerage commissions in the amount of $___________, $205,989, and $193,354, respectively.




                            PERFORMANCE INFORMATION

                        STANDARD PERFORMANCE INFORMATION

The Funds' performance may be used from time to time in advertisements, shareholder reports or other communications to shareholders or prospective shareholders. Performance information may include each Fund's investment results and/or comparisons of its investment results to the Lipper Flexible Funds Average, S&P 500 Index, Salomon Broad Investment Grade Bond Index, Salomon U.S. Dollar T Bill Index and various unmanaged indices (or a blended rate of several of such indices) or results of other mutual funds or investment or savings vehicles. Each Fund's investment results as used in such communications will be calculated on a yield or total rate of return basis in the manner set forth below. From time to time, fund rankings may be quoted from various sources such as Lipper Analytical Services, Inc., Value Line and Morningstar, Inc.

The Trust may provide period and average annualized "total return" quotations for the Funds. The "total return" refers to the change in the value of an investment in each Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributed during such period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total return calculations smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

The Trust may provide annualized "yield" quotations for the Funds. The "yield" of a Fund refers to the income generated by an investment in the Fund over a 30 day or one month period (which period shall be stated in any such advertisement or communications). This income is then annualized; that is, the amount generated by the investment over the period is assumed to be generated over a one year period and is shown as a percentage of the investment.

Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of a Fund will vary depending upon interest rates, the current market value of the securities held by the corresponding Portfolio and changes in the Fund's expenses. In addition, during certain periods for which total return or yield quotations may be provided, Bankers Trust, as Adviser, Service Agent or Administrator may have voluntarily agreed to waive portions of its fees on a month to month basis. Such waivers will have the effect of increasing a Fund's net income (and therefore its total return or yield) during the period such waivers are in effect.

Shareholders will receive financial reports semi annually that include the Portfolios' financial statements, including listings of investment securities held by the Portfolios at those dates. Annual reports are audited by independent accountants.

From time to time, quotations of a Fund's performance may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

YIELD: Yields for a Fund used in advertising are computed by dividing the Fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purpose of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purpose of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

Income calculated for the purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions of the Fund paid over the same period or the rate of income reported in the Fund's financial statements.


The Funds' 30-day SEC yields for the period ended March 31, 1999, were as follows:

           BT Investment Lifecycle Short Range Fund -- 3.44%

           BT Investment Lifecycle Mid Range Fund -- 2.30%

           BT Investment Lifecycle Long Range Fund - 2.08%


TOTAL RETURN: A Fund's average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at the maximum public offering price with all distributions reinvested) to reach the value of that investment at the end of the periods. A Fund may also calculate total return figures which represent aggregate performance over a period or year-by-year performance.



                                                  Average Annual                Average Annual Total
------------------------------- ---------------------------- ---------------------------- ----------------------------
                                                                                           Return for the Period from
                                    Total Return for the One     Total Return for the One         Commencement of
                                       Year Period Ended            Year Period Ended              Operations to
Fund                                     MARCH 31, 1999               MARCH 31, 1999               MARCH 31, 1999
------------------------------- ---------------------------- ---------------------------- ----------------------------
BT Investment Lifecycle                      7.76%                        9.58%                        8.05%
Short Range Fund(1)
------------------------------- ---------------------------- ---------------------------- ----------------------------
BT Investment Lifecycle                      10.12%                       13.28%                       11.06%
Mid Range Fund(2)
------------------------------- ---------------------------- ---------------------------- ----------------------------
BT Investment Lifecycle                      12.44%                       16.58%                       14.91%
Long Range Fund(3)
------------------------------- ---------------------------- ---------------------------- ----------------------------



(1) Fund commenced operations October 15, 1993
(2) Fund commenced operations October 14, 1993
(3) Fund commenced operations November 16, 1993


PERFORMANCE RESULTS: Any total return quotation provided for a Fund should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the corresponding Portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund and the corresponding Portfolio. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of a Fund to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

                         COMPARISON OF FUND PERFORMANCE

Comparison of the quoted nonstandardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for a Fund's performance information could include the following:

ASIAN WALL STREET JOURNAL, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

BUSINESS WEEK, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

CHANGING TIMES, THE KIPLINGER MAGAZINE, a monthly investment advisory publication that periodically features the performance of a variety of securities.

CONSUMER DIGEST, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

FINANCIAL TIMES, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

FINANCIAL WORLD, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

FORBES, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

FORTUNE, a national business publication that periodically rates the performance of a variety of mutual funds.

GLOBAL INVESTOR, a European publication that periodically reviews the performance of U.S. mutual funds investing internationally.

INVESTOR'S BUSINESS DAILY, a daily newspaper that features financial, economic and business news.

LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE ANALYSIS, a weekly publication of industry-wide mutual fund averages by type of fund.

MONEY, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

MORNINGSTAR INC., a publisher of financial information and mutual fund research.

NEW YORK TIMES, a nationally distributed newspaper which regularly covers financial news.

PERSONAL INVESTING NEWS, a monthly news publication that often reports on investment opportunities and market conditions.

PERSONAL INVESTOR, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

SUCCESS, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

VALUE LINE, a biweekly publication that reports on the largest 15,000 mutual funds.

WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

WEISENBERGER INVESTMENT COMPANIES SERVICES, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

WORKING WOMEN, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

                        ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Funds may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI").



           VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES IN KIND

VALUATION OF SECURITIES. The net asset value ("NAV") per share of each Fund is calculated on each day on which the New York Stock Exchange Inc. (the "NYSE") is open (each such day being a "Valuation Day"). The NYSE is currently open on each day, Monday through Friday, except: (a) January 1st, Martin Luther King Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the last Thursday in November) and December 25th; and (b) the preceding Friday or the subsequent Monday when one of the calendar determined holidays falls on a Saturday or Sunday, respectively.

The NAV per share of each Fund is calculated once on each Valuation Day as of the close of regular trading on the NYSE, which is currently 4:00 p.m., New York time or in the event that the NYSE closes early, at the time of such early closing (the "Valuation Time"). The NAV per share of each Fund is computed by dividing the value of the Fund's Assets (i.e., the value of its investment in the Portfolio and other assets), less all liabilities, by the total number of its shares outstanding. Each Portfolio's securities and other assets are valued on the basis of market quotations or, if market quotations are not readily available, by a method which that Portfolio's Board of Trustees believes accurately reflects fair value.

Equity and debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Short-term debt obligations and money market securities maturing in 60 days or less are valued at amortized cost, which approximates market.


Securities for which market quotations are not available are valued by the Adviser pursuant to procedures adopted by each Portfolio's Board of Trustees. It is generally agreed that securities for which market quotations are not readily available should not be valued at the same value as that carried by an equivalent security which is readily marketable.

The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the:

      type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

To the extent that a Portfolio purchases securities which are restricted as to resale or for which current market quotations are not available, the Adviser of the Portfolio will value such securities based upon all relevant factors as outlined in FRR 1.

The Trust, on behalf of each Fund, and each Portfolio reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust, or the Portfolio, as the case may be, and valued as they are for purposes of computing the Fund's or the Portfolio's net asset value, as the case may be (a redemption in kind). If payment is made to a Fund shareholder in securities, an investor, including the Fund, the shareholder may incur transaction expenses in converting these securities into cash. The Trust, on behalf of each Fund, and each Portfolio have elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Fund and each Portfolio are obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund or the Portfolio, as the case may be, at the beginning of the period.

Each Portfolio has agreed to make a redemption in kind to the corresponding Fund whenever the Fund wishes to make a redemption in kind and therefore shareholders of the Fund that receive redemptions in kind will receive portfolio securities of the corresponding Portfolio and in no case will they receive a security issued by the Portfolio. The Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind or unless requested by the Fund.

Each investor in a Portfolio, including the corresponding Fund, may add to or reduce its investment in the Portfolio on each day the Portfolio determines its net asset value. At the close of each such business day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals which are to be effected as of the close of business on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as the close of business on the following business day.

Each Fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for the Fund's corresponding Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund's corresponding Portfolio; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund's corresponding Portfolio); (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

                        PURCHASE AND REDEMPTION OF SHARES

                                HOW TO BUY SHARES

The Trust accepts purchase orders for shares of each Fund at the NAV per share (and, if applicable, of the respective class of shares) next determined after the order is received on each Valuation Day. See "Net Asset Value" herein.

Shares of each Fund may be available through Investment Professionals, such as broker/dealers and investment advisers (including Service Agents).

Purchase orders for shares of each Fund (including those purchased through a Service Agent) that are transmitted to the Trust's Transfer Agent (the "Transfer Agent"), prior to the Valuation Time on any Valuation Day will be effective at that day's Valuation Time. The Trust and Transfer Agent reserve the right to reject any purchase order.

Shares must be purchased in accordance with procedures established by the Transfer Agent and each Service Agent. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to Bankers Trust as the Trust's custodian (the "Custodian") purchase payments by the following business day (trade date + 1) after an order for shares is placed. A shareholder must settle with the Service Agent for his or her entitlement to an effective purchase or redemption order as of a particular time. Because Bankers Trust is the Custodian and Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account held with Bankers Trust to settle transactions with the Fund without incurring the additional costs or delays associated with the wiring of Federal funds.

The Trust and Bankers Trust have authorized one or more brokers to accept on the Trust's behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Transfer Agent will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the appropriate Fund's NAV next computed after they are accepted by an authorized broker or the broker's authorized designee.

Certificates for shares will not be issued. Each shareholder's account will be maintained by a Service Agent or Transfer Agent.

If orders are placed through an Investment Professional, it is the responsibility of the Investment Professional to transmit the order to buy shares of each class to the Transfer Agent before the Valuation Time.

The Transfer Agent must receive payment within one business day after an order for shares is placed; otherwise, the purchase order may be canceled and the investor could be held liable for resulting fees and/or losses.

                               MINIMUM INVESTMENTS


TO OPEN AN ACCOUNT                                        $ 2,500
For retirement accounts                                       500
Through automatic investment plans                          1,000

TO ADD TO AN ACCOUNT                                      $   250
For Retirement Accounts                                       100
Through Automatic Investment Plan                             100

MINIMUM BALANCE                                           $ 1,000
For retirement accounts                                     None

IF YOU ARE NEW TO BT INVESTMENT FUNDS complete and sign an account application and mail it along with your check to the address listed below. If there is no account application accompanying this Prospectus, call the BT Service Center at 1-800-730-1313.

     BT Service Center
     P.O. Box 419210
     Kansas City, MO 64141-6210

OVERNIGHT MAILINGS:

     BT Service Center
     210 West 10th Street, 8th Floor
     Kansas City, MO 64105-1716

IF YOU ALREADY HAVE MONEY INVESTED IN A FUND IN THE BT FAMILY OF FUNDS, you can:

| | Mail an account application with a check, or wire money into your account, | | Open an account by exchanging from another fund in the BT Family of Funds,
    or
| | Contact your Service Agent or Investment Professional.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Contact your Investment Professional for more information and a retirement account application.

                   ADDITIONAL INFORMATION ABOUT BUYING SHARES

TO OPEN AN ACCOUNT                                              TO ADD TO AN ACCOUNT
BY WIRE  Call the BT Service Center at 1-800-730-1313 to        Call your Investment Professional or wire
         receive wire instructions for account                  additional investment to:
         establishment.                                         Routing No.: 021001033
                                                                Attn: Bankers Trust/IFTC Deposit
                                                                DDA No.: 00-226-296
                                                                FBO: (Account name)
                                                                (Account number)
                                                                Credit: Fund Number (see below)
                                                                BT Investment Lifecycle Short Range
                                                                Fund -- 474
                                                                BT Investment Lifecycle Mid Range
                                                                Fund -- 475
                                                                BT Investment Lifecycle Long Range
                                                                Fund -- 476

                                                                Specify the complete name of
                                                                the Fund of your choice, and
                                                                include your account and your name.

                TO OPEN AN ACCOUNT                                       TO ADD TO AN ACCOUNT
BY PHONE        Contact your Service Agent, Investment         Contact your Service Agent, Investment
                Professional, or call BT's Service Center at   Professional, or call BT's Service Center
                1-800-730-1313.  If you are an existing        at 1-800-730-1313.  If you are an existing
                shareholder, you may exchange from another     shareholder, you may exchange from another
                BT account with the same registration,         BT account with the same registration,
                including, name, address, and taxpayer ID      including nane, address, and taxpayer ID
                number.                                        number.

BY MAIL         Complete and sign the account application.     Make your check payable to the complete
                Make your check payable to the complete name   name of the Fund of your choice.  Indicate
                of the Fund of your choice.  Mail to the       your Fund account number on your check and
                appropriate address indicated on the           mail to the address printed on your
                application.                                   account statement.


                               HOW TO SELL SHARES

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares. Your shares shall be sold at the next NAV calculated after an order is received by the Transfer Agent. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the Shareholder's Service Agent. Redemption requests for shares of the Fund received by the Service Agent and transmitted to the Transfer Agent prior to the Valuation Time on each Valuation Day will be effective at that day's Valuation Time and the redemption proceeds normally will be delivered to the shareholder's account the next day, but in any event within seven calendar days following receipt of the request.

Service Agents may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Transfer Agent and the Service Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Shareholder Servicing Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Redemption orders are processed without charge by the Trust. A Service Agent may on at least 30 days' notice involuntarily redeem a shareholder's account with the Fund having a balance below the minimum, but not if an account is below the minimum due to a change in market value. See "Minimum Investments" above for minimum balance amounts.

TO SELL SHARES IN A RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other eligible funds in the BT Family of Funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the BT Service Center at 1-800-730-1313.

If you are selling some but not all of your non-retirement account shares, leave at least $1,000 worth of shares in the account to keep it open.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Certain requests must include a signature guarantee to protect you and bankers trust from fraud. redemption requests in writing must include a signature guarantee if any of the following situations apply:

| | Your account registration has changed within the last 30 days, | | The check is being mailed to a different address than the one on your account (record address),
| | The check is being made payable to someone other than the account owner, | | The redemption proceeds are being transferred to a BT account with a different registration, or
| | You wish to have redemption proceeds wired to a non-pre-designated bank account.

A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

                   ADDITIONAL INFORMATION ABOUT SELLING SHARES

BY WIRE -- You must sign up for the wire feature before using it. To verify that it is in place, call 1-800-730-1313. Minimum wire: $1,000. Your wire redemption request must be received by the transfer agent before 4:00 p.m. eastern time for money to be wired on the next business day.

IN WRITING -- Write a signed "letter of instruction" with your name, the fund's name and fund's number, your fund account number, the dollar amount or number of shares to be redeemed, and mail to one of the following addresses:

     BT Service Center
     P.O. Box 419210
     Kansas City, MO 64141-6210

OVERNIGHT MAILINGS:

     BT Service Center
     210 West 10th Street, 8th Floor
     Kansas City, MO 64105-1716

For Trust accounts, the trustee must sign the letter indicating capacity as trustee. If the trustee's name is not on the account registration, provide a copy of the trust document certified within the last 60 days.

For a Business or Organization account, at least one person authorized by corporate resolution to act on the account must sign the letter.

Unless otherwise instructed, the Transfer Agent will send a check to the account address of record. The Trust reserves the right to close investor accounts via 30 day notice in writing if the Fund account balance falls below the Fund minimums.

                                INVESTOR SERVICES

BT Investment Funds provide a variety of services to help you manage your account.

Information Services

Statements and reports that your Investment Professional or the Transfer Agent may send to you include the following:

| | Confirmation statements (after every transaction that affects your account balance, including distributions or your account registration)
| | Account statements (monthly)
| | Financial reports (every six months)

To reduce expenses, only one copy of most financial reports will be mailed, even if you have more than one account in a Fund. Call your Investment Professional or the BT Service Center at 1-800-730-1313 if you need additional copies of financial reports.

                               EXCHANGE PRIVILEGE

Shareholders may exchange their shares for shares of certain other funds in the BT Family of Funds registered in their state. Each Fund reserves the right to terminate or modify the exchange privilege in the future. To make an exchange, follow the procedures indicated in "How to Buy Shares" and "How to Sell Shares" herein. Before making an exchange, please note the following:

Call your Service Agent for information and a prospectus. Read the prospectus for relevant information. Complete and sign an application, taking care to register your new account in the same name, address and taxpayer identification number as your existing account(s).

Each exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes. Your Service Agent will receive a written confirmation of each exchange transaction.


                               SYSTEMATIC PROGRAMS

To move money from your bank account to BT Investment Funds


MINIMUM         MINIMUM       FREQUENCY                SETTING UP OR CHANGING
INITIAL         SUBSEQUENT
$1,000          $100          Monthly, bimonthly,      For a new account, complete on quarterly
                              or semi-annually.        the appropriate section for existing accounts,
                                                       call your Investment Professional for an
                                                       application. To change the amount or frequency
                                                       of your investment, contact your Investment
                                                       Professional directly or call 1-800-730-1313.
                                                       Call at least 10 business days prior to your next
                                                       scheduled investment date.

SYSTEMATIC WITHDRAWAL PROGRAM lets you set up periodic redemptions from your account.

Minimum         Frequency                              Setting Up Or Changing
$100            Monthly, quarterly, semi-annually      To establish, call your Investment Professional or
                or annually                            call 1-800-730-1313 after your account is open.
                                                       The accounts from which the withdrawals are
                                                       processed must have a minimum balance of
                                                       $10,000, other than retirement accounts subject to
                                                       required minimum distributions.

                           TAX-SAVING RETIREMENT PLANS

Retirement plans offer significant tax savings and are available to individuals, partnerships, small businesses, corporations, nonprofit organizations and other institutions. Contact Bankers Trust for further information. Bankers Trust can set up your new account in a Fund under a number of several tax-savings or tax-deferred plans. Minimums may differ from those listed elsewhere in this Prospectus.

| | INDIVIDUAL RETIREMENT ACCOUNTS (IRAs): personal savings plans that offer tax advantages for individuals to set aside money for retirement and allow new contributions of $2,000 per tax year.

| | ROLLOVER IRAs: tax-deferred retirement accounts that retain the special tax advantages of lump sum distributions from qualified retirement plans and transferred IRA accounts.


                          TRADING IN FOREIGN SECURITIES

Trading in foreign markets may be completed at times which vary from the closing of the New York Stock Exchange ("NYSE"). In computing the net asset value, the Funds value foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. similarly, foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rates.

Occasionally, events that affect values an exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of the portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.




MANAGEMENT OF THE TRUST AND PORTFOLIOS

The Trustees and officers of the Trust and Portfolios, their birth dates, and their principal occupations during the past five years are set forth below. Their titles may have varied during that period.


                              TRUSTEES OF THE TRUST

S. LELAND DILL (birthdate: March 28, 1930) -- Trustee; Retired; Director, Coutts Group, Coutts (U.S.A.) International; Coutts Trust Holdings Ltd; Director, Zweig Series Trust; formerly Partner of KPMG Peat Marwick; Director, Vinters International Company Inc.; General Partner of Pemco (an investment company registered under the 1940 Act). His address is 5070 North Ocean Drive, Singer Island, Florida 33404.

KELVIN J. LANCASTER (birthdate: December 10, 1924) -- Trustee; John Bates Clark Professor of Economics, Columbia University; Distinguished Fellow, American Economics Association; Fellow, American Academy of Arts and Sciences; Fellow, Econometric Society; Former Chairman, Columbia University Department of Economics; Former Director, National Bureau of Economic Research. His address is 35 Claremont Avenue, New York, New York 10027.

PHILIP SAUNDERS, JR. (birthdate: October 11, 1935) -- Trustee; Principal, Philip Saunders Associates (Consulting); former Director of Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; and Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. His address is 445 Glen Road, Weston, Massachusetts 02193.

                           TRUSTEES OF THE PORTFOLIOS

CHARLES P. BIGGAR (birthdate: October 13, 1930) -- Trustee; Retired; formerly Vice President of International Business Machines ("IBM") and President of the National Services and the Field Engineering Divisions of IBM. His address is 12 Hitching Post Lane, Chappaqua, New York 10514.

S. LELAND DILL -- Trustee.

PHILIP SAUNDERS, JR. -- Trustee.


                    OFFICERS OF THE TRUST AND THE PORTFOLIOS

Unless otherwise specified, each officer listed below holds the same position with the Trust and each Portfolio.

JOHN Y. KEFFER (birthdate: July 14, 1942) -- President and Chief Executive Officer; President, Forum Financial Group. His address is 2 Portland Square, Portland, Maine 04101.


JOSEPH A. FINELLI (birthdate: January 24, 1957) -- Treasurer; Vice President,
BT Alex. Brown Incorporated and Vice President, Investment Company Capital Corp. (registered investment adviser), September 1995 to present; formerly, Vice President and Treasurer, The Delaware Group of Funds (registered investment companies) and Vice President, Delaware Management Company Inc. (investments), 1980 to August 1995. His address is One South Street, Baltimore, Maryland 21202.


DANIEL O. HIRSCH (birthdate: March 27, 1954) -- Secretary; Principal, BT Alex. Brown since July 1998; Assistant General Counsel in the Office of the General Counsel at the United States Securities and Exchange Commission from 1993 to 1998. His address is 2901 Dorset Avenue, Chevy Chase, Maryland 20815.

Messrs. Keffer, Finelli and Hirsch also hold similar positions for other investment companies for which ICC Distributors, or an affiliate serves as the principal underwriter. No person who is an officer or director of Bankers Trust is an officer or Trustee of the Trust or the Portfolios. No director, officer or employee of Edgewood or any of its affiliates will receive any compensation from the Trust or any Portfolio for serving as an officer or Trustee of the Trust or the Portfolios.

                           TRUSTEE COMPENSATION TABLE


                                    AGGREGATE                  AGGREGATE                TOTAL COMPENSATION
NAME OF PERSON,                     COMPENSATION               COMPENSATION             FROM FUND COMPLEX
POSITION                            FROM TRUST*                FROM PORTFOLIOS*         PAID TO TRUSTEES**
---------------------------------------------------------------------------------------------------------

Kelvin Lancaster,

Trustee of Trust                    $TK                        N/A                      $35,000


Philip Saunders, Jr.,
Trustee of Trust and

Portfolios                          $TK                        $TK                      $35,000


Charles Biggar,

Trustee of Portfolios               N/A                        $TK                      $35,000


S. Leland Dill,
Trustee of Trust

and Portfolios                      $TK                        $TK                      $35,000

---------------------------------------------------------------------------------------------------------


*    Information is furnished for the fiscal year ended March 31, 1999.

** Aggregated information is furnished for the BT Family of Funds which consists of the following: BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, BT Investment Portfolios, Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, International Equity Portfolio, Intermediate Tax Free Portfolio, Asset Management Portfolio, Equity 500 Index Portfolio, and Capital Appreciation Portfolio. Information is provided for the last calendar year.

As of July 1, 1999, the Trustees and officers of the Trust and the Portfolios owned in the aggregate less than 1% of the shares of any Fund or of the Trust (all series taken together).


As of July 1, 1999, the following shareholders of record owned 5% or more of the BT Investment Lifecycle Short Range Fund: [TO COME]

As of July 1, 1999, the following shareholders of record owned 5% or more of the BT Investment Lifecycle Mid Range Fund: [TO COME]


As of July 1, 1999, the following shareholders of record owned 5% or more of the BT Investment Lifecycle Long Range Fund: [TO COME]

                               INVESTMENT ADVISER

The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of each Fund by investing all the Assets of each Fund in the corresponding Portfolio. Each Portfolio has retained the services of Bankers Trust, as investment adviser.

Under the terms of each Portfolio's investment advisory agreement with Bankers Trust (the "Advisory Agreement"), Bankers Trust manages the Portfolio subject to the supervision and direction of the Board of Trustees of the Portfolio. Bankers Trust will: (i) act in strict conformity with each Portfolio's Declaration of Trust, the 1940 Act and the Investment Advisers Act of 1940, as the same may from time to time be amended; (ii) manage each Portfolio in accordance with the Portfolio's investment objectives, restrictions and policies; (iii) make investment decisions for each Portfolio; and (iv) place purchase and sale orders for securities and other financial instruments on behalf of each Portfolio.

Bankers Trust bears all expenses in connection with the performance of services under each Advisory Agreement. The Trust and each Portfolio bears certain other expenses incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust or the Portfolio who are not officers, directors or employees of Bankers Trust, Edgewood or any of their affiliates; SEC fees and state Blue Sky qualification fees; charges of custodians and transfer and dividend disbursing agents; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of shareholders, officers and Trustees of the Trust or the Portfolio; and any extraordinary expenses.


For the fiscal years ended March 31, 1999, 1998 and 1997, Bankers Trust earned $_________, $3,056,313 and $1,882,677, respectively, for compensation of investment advisory services provided to Asset Management Portfolio. For the same periods, Bankers Trust reimbursed $_________, $731,870 and $462,108, respectively to the Portfolio to cover expenses.

For the fiscal years ended March 31, 1999, 1998 and 1997, Bankers Trust earned $_________, $515,908 and $371,709, respectively, for compensation of investment advisory services provided to Asset Management Portfolio II. For the same periods, Bankers Trust reimbursed $_________, $140,978 and $111,591 respectively to the Portfolio to cover expenses.

For the fiscal years ended March 31, 1999, 1998 and 1997, Bankers Trust earned $_________, $255,498, $201,330, and $166,563, respectively, for compensation of investment advisory services provided to Asset Management Portfolio III. For the same periods, Bankers Trust reimbursed $_________, $83,225 and $69,831, respectively to the Portfolio to cover expenses.


Bankers Trust may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Portfolios, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. Bankers Trust has informed the Portfolios that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Portfolios, Bankers Trust will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Portfolio is a customer of Bankers Trust, its parent or its subsidiaries or affiliates and, in dealing with its customers, Bankers Trust, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by Bankers Trust or any such affiliate.

Each Fund's prospectus contains disclosure as to the amount of Bankers Trust's investment advisory and administration and services fees, including waivers thereof. Bankers Trust may not recoup any of its waived investment advisory or administration and services fees. Such waivers by Bankers Trust shall stay in effect for at least 12 months.



                    BANKERS TRUST COMPANY AND ITS AFFILIATES

Bankers Trust, a New York banking corporation with principal offices 130 Liberty Street, New York, New York 10006, is a wholly owned subsidiary of Bankers Trust Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets. As of December 31, 1998, Bankers Trust Corporation was the seventh largest bank holding company in the United States with total assets of over $150 billion. Bankers Trust is dedicate to servicing the needs of corporations, governments, financial institutions and private clients through a network of over 90 offices in more than 50 countries. Investment management is a core business of Bankers Trust, built on a tradition of excellence from its roots as a trust bank founded in 1903. The scope of Bankers Trust's investment management capability is unique due to its leadership positions in both active and passive quantitative management and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers, with approximately $277 billion in assets under management globally. Of that total, approximately $1.2 billion are in tactical asset allocation funds. This makes Bankers Trust one of the nation's leading managers of tactical asset allocation funds.

Bankers Trust has more than 50 years of experience managing retirement assets for the nation's largest corporations and institutions. In the past, these clients have been serviced through separate account and commingled fund structures. Now, the BT Family of Funds brings Bankers Trust's extensive investment management expertise, once available to only the largest institutions in the U.S., to individual investors. Bankers Trust's officers have had extensive experience in managing investment portfolios having objectives similar too those of the Portfolios.

Bankers Trust, subject to the supervision and direction of the Board of Trustees of the respective Portfolio, manages each Portfolio in accordance with that Portfolio's investment objective and stated investment policies, makes investment decisions for each Portfolio, places orders to purchase and sell securities and other financial instruments on behalf of each Portfolio and employs professional investment managers and securities analysts who provide research services to each Portfolio. Bankers Trust may utilize the expertise of any of its worldwide subsidiaries and affiliates to assist it in its role as investment adviser. All orders for investment transactions on behalf of each Portfolio are placed by Bankers Trust with brokers, dealers and other financial intermediaries that it selects, including those affiliated with Bankers Trust. A Bankers Trust affiliate will be used in connection with a purchase or sale of an investment for each Portfolio only if Bankers Trust believes that the affiliate's charge for transaction does not exceed usual and customary levels. Each Portfolio will not invest in obligations for which Bankers Trust or any of its affiliates is the ultimate obligor or accepting bank. Each Portfolio may, however, invest in the obligations of correspondents or customers of Bankers Trust.

Under its Investment Advisory Agreement, Bankers Trust receives a fee from each Portfolio computed daily and paid monthly at the annual rate of 0.65% of the average daily net assets of the Portfolio. Under certain circumstances Bankers Trust has agreed to pay fees to certain securities brokers, dealers and other entities that facilitate the sale of Fund shares, and in connection therewith provide administrative, shareholder, or distribution related services to the Funds or their shareholders. Fees paid to entities that administer mutual fund "supermarkets" may be higher than fees paid for other types of services.

Bankers Trust has been advised by its counsel that, in counsel's opinion, Bankers Trust currently may perform the services for the Trust and the Portfolios described in this Prospectus and the SAI without violation of the Glass Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretations of relevant Federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law.



                                  ADMINISTRATOR

Under its Administration and Services Agreement with the Trust, Bankers Trust calculates the NAV of each Fund and generally assists the Board of Trustees of the Trust in all aspects of the administration and operation of the Trust. The Administration and Services Agreement provides for the Trust to pay Bankers Trust a fee computed daily and paid monthly at the annual rate of 0.65% of the average daily net assets of each Fund.

Under an Administration and Services Agreement with each Portfolio, Bankers Trust calculates the value of the assets of the Portfolios and generally assists the Board of Trustees of the Portfolios in all aspects of the administration and operation of the Portfolios. Each Administration and Services Agreement provides for the respective Portfolio to pay Bankers Trust a fee computed daily and paid monthly at the rate of 0.10% of the average daily net assets of that Portfolio. Under each Administration and Services Agreement, Bankers Trust may delegate one or more of its responsibilities to others at Bankers Trust's expense.

For the fiscal year of each Fund ended March 31, 1999, the Funds and their respective Portfolios, after a partial waiver by Bankers Trust, paid Bankers Trust total administrative and services fees equal to 0.35%, 0.43% and 0.44%, respectively, of the average daily net assets of the BT Investment Lifecycle Short Range Fund, BT Investment Lifecycle Mid Range Fund and BT Investment Lifecycle Long Range Fund.

Under administration and services agreements, Bankers Trust is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust and each Portfolio reasonably deem necessary for the proper administration of the Trust or a Portfolio. Bankers Trust will generally assist in all aspects of the Funds' and Portfolios' operations; supply and maintain office facilities (which may be in Bankers Trust's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.


For the fiscal years ended March 31, 1999, 1998 and 1997, Bankers Trust earned $_________, $255,093 and $201,123, respectively, as compensation for administrative and other services provided to the BT Investment Lifecycle Short Range Fund. During the same periods, Bankers Trust reimbursed $_________, $142,675 and $132,588, respectively, to the Fund to cover expenses.

For the fiscal years ended March 31, 1999, 1998 and 1997, Bankers Trust earned $_________, $515,229 and $371,327, respectively, as compensation for administrative and other services provided to the BT Investment Lifecycle Mid Range Fund. During the same periods, Bankers Trust reimbursed $_________, $243,184 and $200,884, respectively, to the Fund to cover expenses.

For the fiscal years ended March 31, 1999, 1998 and 1997, Bankers Trust earned $_________, $699,739 and $436,826, respectively, as compensation for administrative and other services provided to the BT Investment Lifecycle Long Range Fund. During the same periods, Bankers Trust reimbursed $_________, $314,048 and $218,456, respectively, to the Fund to cover expenses.

For the fiscal years ended March 31, 1999, 1998 and 1997, Bankers Trust earned $_________, $470,202 and $289,643, respectively, as compensation for administrative and other services provided to Asset Management Portfolio.

For the fiscal years ended March 31, 1999, 1998 and 1997, Bankers Trust earned $_________, $79,370 and $57,186, respectively, as compensation for administrative and other services provided to Asset Management Portfolio II.

For the fiscal years ended March 31, 1999, 1998 and 1997, Bankers Trust earned $_________, $39,307 and $30,974, respectively, as compensation for administrative and other services provided to Asset Management Portfolio III.


                          CUSTODIAN AND TRANSFER AGENT

Bankers Trust, 130 Liberty Street, New York, New York 10006, serves as Custodian for the Trust and for each Portfolio pursuant to the administration and services agreements. As Custodian, it holds the Funds' and each Portfolio's assets. Bankers Trust also serves as transfer agent of the Trust and of each Portfolio pursuant to the respective administration and services agreement. Under its transfer agency agreement with the Trust, Bankers Trust maintains the shareholder account records for each Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. Bankers Trust may be reimbursed by the Funds or the Portfolios for its out-of-pocket expenses. Bankers Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

                                   DISTRIBUTOR

ICC Distributors is the principal distributor for shares of the Fund. ICC Distributors is a registered broker/dealer and is unaffiliated with Bankers Trust. The principal business address of ICC Distributors is Two Portland Square, Portland, Maine 04101.

                                  SERVICE AGENT

All shareholders must be represented by a Service Agent. The Adviser acts as a Service Agent pursuant to its Administration and Services Agreements with the Trusts and receives no additional compensation from the Funds for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by the Adviser from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trusts, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trusts executed proxies and obtaining such other information and performing such other services as the Administrator or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the Administration and Services Agreements with the Adviser, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.

                                   USE OF NAME

The Trust and Bankers Trust have agreed that the Trust may use "BT" as part of its name for so long as Bankers Trust serves as investment adviser to the Portfolios. The Trust has acknowledged that the term "BT" is used by and is a property right of certain subsidiaries of Bankers Trust and that those subsidiaries and/or Bankers Trust may at any time permit others to use that term.

The Trust may be required, on 60 days' notice from Bankers Trust at any time, to abandon use of the acronym "BT" as part of its name. If this were to occur, the Trustees would select an appropriate new name for the Trust, but there would be no other material effect on the Trust, its shareholders or activities.

                           BANKING REGULATORY MATTERS


Bankers Trust has been advised by its counsel that in its opinion Bankers Trust may perform the services for the Portfolios contemplated by the investment advisory agreement and other activities for the Funds and the Portfolios described in the Prospectus and this SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, counsel has pointed out that future changes in either Federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as future judicial or administrative decisions or interpretations of present and future statutes and regulations, might prevent Bankers Trust from continuing to perform those services for the Trust and the Portfolios. State laws on this issue may differ from the interpretations of relevant Federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law. If the circumstances described above should change, the Boards of Trustees would review the relationships with Bankers Trust and consider taking all actions necessary in the circumstances.


                       COUNSEL AND INDEPENDENT ACCOUNTANTS


Willkie Farr & Gallagher, 787 7th Avenue, New York, New York 10019, serves as Counsel to the Trust and each Portfolio. PricewaterhouseCoopers, 250 West Pratt Street, Suite 21, Baltimore, Maryland 21201 have been selected as Independent Accountants for the Trust and each Portfolio.




                            ORGANIZATION OF THE TRUST

The Trust was organized on July 21, 1986 under the laws of the Commonwealth of Massachusetts. Each Fund is a separate series of the Trust and was established and designated on August 12, 1992. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share. The shares of the other series of the Trust are offered through separate prospectuses. No series of shares has any preference over any other series.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of a shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a Fund is required on any matter affecting that Fund on which shareholders are entitled to vote. Shareholders of a Fund are not entitled to vote on Trust matters that do not affect the Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares.

Asset Management Portfolio II and Asset Management Portfolio III are each a series of BT Investment Portfolios, an open end management investment company. BT Investment Portfolios and Asset Management Portfolio are each organized as trusts under the laws of the State of New York. Each Portfolio's Declaration of Trust provides that the corresponding Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the corresponding Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of that Trust believe that neither the Funds nor their shareholders will be adversely affected by reason of the Funds investing in the corresponding Portfolios. The interest in BT Investment Portfolios are divided into separate series, such as Asset Management Portfolio II and Asset Management Portfolio III. No series of BT Investment Portfolios has any preference over any other series.

Each series of the Trust will not be involved in any vote involving a Portfolio in which it does not invest its Assets. Shareholders of all the series of the Trust will, however, vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

As of July 1, 1999, [add info on any 25% or more owners], and therefore, may for certain purposes, be deemed to control these Funds and be able to affect the outcome of certain matters presented for a vote of each Fund's shareholders.

The series of BT Investment Portfolios will vote separately or together in the same manner as the series of the Trust. Under certain circumstances, the investors in one or more series of BT Investment Portfolios could control the outcome of these votes.

Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees.

Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

The Trust was organized under the name BT Tax-Free Investment Trust and assumed its current name of BT Investment Funds on May 16, 1988.

Whenever the Trust is requested to vote on a matter pertaining to a Portfolio, the Trust will vote its shares without a meeting of the respective Fund shareholders if the proposal, if made with respect to such Fund, would not require the vote of the Fund shareholders as long as such action is permissible under applicable statutory and regulatory requirements. The Trust will hold a meeting of the Fund shareholders for all other matters requiring a vote, and the Trust will cast all of its votes at the meeting of investors in a Portfolio in the same proportion as the votes of the respective Fund shareholders. Other investors with a greater pro rata ownership of a Portfolio could have effective voting control of the operations of the Portfolio.

                                    TAXATION

                              TAXATION OF THE FUNDS

FEDERAL TAXES. Each Fund intends to qualify as a regulated investment company, as defined in the Internal Revenue Code of 1986, as amended (the "Code"). Provided the Fund meets the requirements imposed by the Code and distributes all of its income and gains, the Fund will not pay any Federal income or excise taxes. The Portfolio will also not be required to pay any Federal income or excise taxes.

Distributions from the Funds' income and short-term capital gains are taxed as dividends, and long term capital gain distributions are taxed as long term capital gains. The Funds' distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. Distributions declared to shareholders of record in October, November and December and paid in January are taxable as if paid on December 31. Each Fund will send each shareholder a tax statement by January 31 showing the tax status of the distributions received in the past year.

CAPITAL GAINS. You may realize a capital gain or loss when you redeem (sell) or exchange shares. Because the tax treatment also depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your tax.

"BUYING A DIVIDEND." On the ex-date for a distribution from income and/or capital gains, each Fund's share value is reduced by the amount of the distribution. If you buy shares just before the ex-date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

OTHER TAX INFORMATION. In addition to Federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. Income received by the Portfolios from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. You should consult with your own tax adviser concerning the application of Federal, state and local taxes to your distributions from the Fund.

The Trust intends to qualify annually and to elect for each Fund to be treated as a regulated investment company under the Code.

As a regulated investment company, each Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains and therefore does not anticipate incurring a Federal income tax liability.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions, including amounts derived from net capital gains, would be taxable to shareholders to the extent of current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations in the case of corporate shareholders.

                                  DISTRIBUTIONS

Each Fund distributes substantially all of its net investment income and capital gains to shareholders each year. Income dividends are distributed quarterly. In addition, the Fund will distribute net capital gains, if any, at least annually and potentially semi-annually, if required, to remain in compliance with the applicable tax regulations. Unless a shareholder instructs the Trust to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of the Fund.

Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. Federal tax status of distributions. Shareholders should consult their own tax adviser concerning the application of federal, state and local taxes to the distributions they receive from the Fund.

                           TAXATION OF THE PORTFOLIOS

The Portfolios are not subject to the Federal income taxation. Instead, the Fund and other investors investing in a Portfolio must take into account, in computing their Federal income tax liability, their share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether they have received any cash distributions from the Portfolio.

                            FOREIGN WITHHOLDING TAXES

Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

                               BACKUP WITHHOLDING

A Fund may be required to withhold U.S. Federal income tax at the rate of 31% of all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

                              FOREIGN SHAREHOLDERS

The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                                 OTHER TAXATION

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

Each Portfolio is organized as a New York trust. Each Portfolio is not subject to any income or franchise tax in the State of New York or the Commonwealth of Massachusetts.



                              FINANCIAL STATEMENTS

The financial statements for the Funds and the Portfolios for the fiscal year ended March 31, 1999, are incorporated herein by reference to the Annual Report to shareholders of the Fund dated March 31, 1999 (File Nos. 33-07404 and 811-4760). A copy of the Annual Report may be obtained without charge by contacting the Funds.

APPENDIX

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S INVESTORS SERVICE, INC.'S SHORT-TERM DEBT RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

         o Leading market positions in well established industries.

         o High rates of return on funds employed.

         o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         o Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP'S CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR'S RATINGS GROUP'S COMMERCIAL PAPER RATINGS

A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1 ".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH INVESTORS SERVICE, INC. BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

FITCH INVESTORS SERVICE, INC. SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1 " categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

DUFF & PHELPS BOND RATINGS

INVESTMENT GRADE

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AND AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, AND A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, AND BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

HIGH YIELD GRADE

BB+, BB, AND BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, AND B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured financings are also rated on this scale.

DUFF & PHELPS PAPER/CERTIFICATES OF DEPOSIT RATINGS

CATEGORY 1: TOP GRADE

Duff 1 plus: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

DUFF 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

DUFF 1 MINUS: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

CATEGORY 2: GOOD GRADE

DUFF 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

CATEGORY 3: SATISFACTORY GRADE

DUFF 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

                               *   *   *   *   *

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. The Fund is dependent on the investment adviser's or investment sub-adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

NOTE:


1 The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund's fiscal year end.

             INVESTMENT ADVISER OF THE PORTFOLIO AND ADMINISTRATOR
                             BANKERS TRUST COMPANY

                                  DISTRIBUTOR
                             ICC DISTRIBUTORS, INC.

                          CUSTODIAN AND TRANSFER AGENT
                             BANKERS TRUST COMPANY

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP

                                    COUNSEL
                            WILLKIE FARR & GALLAGHER


                              --------------------

     No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectus, its SAI or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectus nor this SAI constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

                              --------------------



Cusips  #055922827
        #055922835
        #055922843

COMBLIFE400 (6/99)

PART C - OTHER INFORMATION

ITEM 23. Exhibits.

(a)      Declaration of Trust dated July 21, 1986; 1
         (i)  Supplement to Declaration of Trust dated October 20, 1986; 1
         (ii) Second Supplement to Declaration of Trust dated May 16, 1988; 1
(b)      By-Laws; 1
(c)      Incorporated by reference to Exhibit (b) above;
(d)      Investment Advisory Contract dated December 31, 1998; 9
         (i)  Distribution Agreement dated August 11, 1998; 5
         (ii) Appendix A dated December 9, 1998 to Distribution Agreement; 7
(f)      Bonus or Profit Sharing Contracts - Not applicable;
(g)      Custodian Agreement dated July 1, 1996; 2
         (i) Amendment No. 2 to Exhibit A of the Custodian Agreement dated October 8, 1997; 3
         (ii) Amendment No. 3 to Exhibit A of the Custodian Agreement dated June 10, 1998; 7
         (iii) Amendment No. 4 to Exhibit A of
               the Custodian Agreement dated December 9, 1998; 7
         (iv) Cash Services Addendum to Custodian Agreement dated December 18, 1997; 4
(h)      Administration and Services Agreement dated Oct. 28, 1992; 8
         (i) Exhibit D to the Administration and Services Agreement as of October 28, 1992, as revised December 9, 1998; 7
         (ii) Agreement to Provide Shareholder Services for BT PreservationPlus Income Fund as of June 10, 1998; 5
         (iii) Shareholder Services Plan for BT PreservationPlus Income Fund as of June 10, 1998; 5
         (iv) Expense Limitation Agreement dated September 30, 1998 on behalf of Intermediate Tax Free Fund, International Equity Fund, Capital Appreciation Fund, Pacific Basin Equity Fund, Latin American Equity Fund, Small Cap Fund, International Small Company Equity Fund and Global Emerging Markets Equity Fund; 6
         (v) Expense Limitation Agreement dated December 31, 1998 on behalf of Cash Management Fund, Tax Free Money Fund, NY Tax Free Money Fund, Treasury Money Fund and Quantitative Equity Fund; 9.
(i)      Legal Opinion - Not applicable;
(j)      Consent of Independent Accountants- Not applicable;
(k)      Omitted Financial Statements - Not applicable;
(l)      Initial Capital Agreements - Not applicable;
(m)      Rule 12b-1 Plans - Not applicable;

(n) Financial Data Schedules - Not applicable;
(o) Rule 18f-3 Plan - Not applicable.

-----------------------------------
1. Incorporated by reference to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A ("Registration Statement") as filed with the Securities and Exchange Commission ("Commission") on July 31, 1995.
2. Incorporated by reference to Post-Effective Amendment No. 44 to Registrant's Registration Statement as filed with the Commission on July 1, 1997.
3. Incorporated by reference to Post-Effective Amendment No. 46 to Registrant's Registration Statement as filed with the Commission on January 28, 1998.
4. Incorporated by reference to Post-Effective Amendment No. 50 to Registrant's Registration Statement as filed with the Commission on June 30, 1998.
5. Incorporated by reference to Post-Effective Amendment No. 55 to Registrant's Registration Statement as filed with the Commission on November 25, 1998.
6. Incorporated by reference to Post-Effective Amendment No. 56 to Registrant's Registration Statement as filed with the Commission on January 28, 1999.
7. Incorporated by reference to Post-Effective Amendment No. 57 to Registrant's Registration Statement as filed with the Commission on February 8, 1999.
8. Incorporated by reference to Post-Effective Amendment No. 29 to Registrant's Registration Statement as filed with the Commission on November 8, 1993.
9. Incorporated by reference to Post-Effective Amendment No. 60 to Registrant's Registration Statement as filed with the Commission on March 15, 1999.

ITEM 24.  Persons Controlled by or Under Common Control with Registrant.

Not applicable.

ITEM 25. Indemnification.

Incorporated by reference to Post-Effective Amendment No. 38 to Registrant's Registration Statement as filed with the Commission on April 29, 1996.

ITEM 26.  Business and Other Connections of Investment Adviser.

Bankers Trust serves as investment adviser to the Portfolio. Bankers Trust, a New York banking corporation, is a wholly owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of commercial banking and trust activities and is a major wholesale supplier of financial services to the international institutional market.

To the knowledge of the Trust, none of the directors or officers of Bankers Trust, except those set forth below, is engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with and engage in business for Bankers Trust Corporation. Set forth below are the names and principal businesses of the directors and officers of Bankers Trust who are engaged in any other business, profession, vocation or employment of a substantial nature.

Lee A. Ault III, 62
Director, Bankers Trust and Bankers Trust Corporation since 1997; Private Investor; Former Chairman and Chief Executive Officer, Telecredit, Inc.; and Director, Equifax, Inc., Office Depot, Inc., Sunrise Medical Inc. and Pacific Crest Outward Bound School.

Neil R. Austrian, 59
Director, Bankers Trust and Bankers Trust Corporation since 1997; President and Chief Operating Officer, National Football League; Director, Rafac Technology and Office Depot, Inc.; and Trustee of Swarthmore College.

George B. Beitzel, 70
Director, Bankers Trust and Bankers Trust Corporation since 1977; Retired Senior Vice President and Director, International Business Machines Corporation; Director, Computer Task Group, Phillips Petroleum Company, and Staff Leasing; and Chairman Emeritus, Amherst College and Colonial Williamsburg Foundation.

Mark Bieler, 53
Executive Vice President, Bankers Trust Corporation since 1987; Managing Director, Bankers Trust since 1992; Executive Vice President, Bankers Trust 1987-1992; and Senior Vice President and head of the Human Resources Department since 1985.

Mary Cirillo, 51
Executive Vice President, Bankers Trust Corporation and Managing Director, Bankers Trust since June 1997. Ms. Cirillo formerly held many positions in her 20-year career at Citicorp, including division executive from 1989 to 1992; senior corporate officer for the business evaluation and corporate re-engineering unit from 1993 to 1994; and Senior Vice President of Global Finance Operations and Technology from 1994 to 1997. She is head of Bankers Trust's Global Institutional Services business.

Richard H. Daniel, 52

Vice Chairman and Chief Financial Officer (Principal Financial Officer), Bankers Trust Corporation and Bankers Trust since 1996; Vice Chairman, Bankers Trust Corporation since April 1997; Controller, Bankers Trust Corporation and Bankers Trust from 1996 to July 1998; Executive Vice President, Bankers Trust Corporation from 1996 to April 1997; Vice Chairman, Bankers Trust since September 1997; Managing Director, Bankers Trust from 1996 to September 1997. Mr. Daniel formerly held the positions of chief financial officer of Federal Home Loan Mortgage Corporation from 1994 to 1996, and executive vice president and director of financial analysis and planning at BankAmerica Corporation from 1987 to 1994.

Yves C. de Balmann, 52
Vice Chairman, Bankers Trust Corporation since April 1997; Senior Vice President, Bankers Trust Corporation from 1995 to 1997; Managing Director, Bankers Trust from 1988 to September 1997; and Co-Chairman and Co-Chief Executive Officer, BT Alex. Brown Incorporated.

Robert A. Ferguson, 53
Executive Vice President, Bankers Trust Corporation since April 1997; Senior Vice President, Bankers Trust Corporation from 1995 to 1997; Managing Director, Bankers Trust since 1985 and Bankers Trust Australia Limited since 1986.

Phillip A. Griffiths, 60
Director, Bankers Trust and Bankers Trust Corporation since 1994; Director, Institute for Advanced Study; Chairman, Committee on Science, Engineering and Public Policy of the National Academies of Sciences and Engineering & the Institute of Medicine; Member, National Academy of Sciences, American Academy of Arts and Sciences and American Philosophical Society; Chairman and Member, Nominations Committee and Committee on Science and Engineering Indicators, National Science board; Trustee, North Carolina School of Science and Mathematics and the Woodward Academy; and Former Member of the board of directors, Research Triangle Institute.

Duncan P. Hennes, 42
Executive Vice President, Bankers Trust Corporation since September 1998; Treasurer, Bankers Trust Corporation and Bankers Trust since September 1998; Senior Vice President, Bankers Trust Corporation from 1990 to 1998; Managing Director, Bankers Trust since 1990. Mr. Hennes is head of Bankers Trust's Trading and Sales business and responsible for Treasury/Funding and Arbitrage.

William R. Howell, 63
Director, Bankers Trust and Bankers Trust Corporation since 1986; Chairman Emeritus, J.C. Penney Company, Inc.; Director, Exxon Corporation, Halliburton Company, Warner-Lambert Company,

Williams, Inc., Central & South West Corp., and the National Retail Federation; and Chairman, Southern Methodist University Board of Trustees.

Vernon E. Jordan, Jr., 63
Director, Bankers Trust and Bankers Trust Corporation since 1972; Senior Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Attorneys-at-law, Washington, D.C. and Dallas, Texas; Former President, National Urban League, Inc.; Director, American Express Company, Chancellor Media Corporation, Dow Jones, Inc., J.C. Penney Company, Inc., Revlon Group Incorporated, Ryder System, Inc., Sara Lee Corporation, Union Carbide Corporation and Xerox Corporation; and Trustee, The Ford Foundation and Howard University.

Eugene A. Ludwig, 52
Vice Chairman, Bankers Trust Corporation and Bankers Trust since May 1998. Mr. Ludwig formerly held the positions of Comptroller of the Currency of the United States from 1993 to April 1998, Chairman of the Federal Financial Institutions Examination Council, Chairman of Neighborhood Housing Services, and director of the Federal Deposit Insurance Corporation. Mr. Ludwig is head of the Control Committee and Capital Commitment Committee and responsible for risk and control, legal, regulatory and other governmental issues central to implementing global strategies in securities underwriting, lending and related businesses. In addition, Mr. Ludwig is responsible for the Firm's corporate responsibility area.

Joseph A. Manganello, Jr., 63
Executive Vice President and Chief Credit Officer, Bankers Trust Corporation since 1988; Managing Director of Bankers Trust since 1992; and Chief Credit Officer of Bankers Trust since 1984; Executive Vice President of Bankers Trust 1982-1992; Department Head of the United States Department of Bankers Trust prior to 1984. He is in charge of the Credit Risk Management Department.

I. David Marshall, 52
Executive Vice President and Chief Information Officer of Bankers Trust Corporation and Managing Director and Chief Information Officer of Bankers Trust since October 1996. Mr. Marshall formerly held the positions of executive vice president and chief information officer of Canadian Imperial Bank of Commerce from June 1995 to October 1996; group executive for Information Systems & Operations and a member of the Executive Committee at Unitel Communications, Inc., the operating arm of AT&T in Canada from 1993 to 1995; and from 1977 to 1993 he served with the Canadian Government consecutively as assistant auditor general; assistant deputy minister, Information Technology for Revenue Canada and assistant deputy minister, Information Technology for Employment and Immigration Canada.

Hamish Maxwell, 72
Director of Bankers Trust and Bankers Trust Corporation since 1984; Retired Chairman and Chief Executive Officer, Philip Morris Companies Inc.; Director, Sola International Inc., and Chairman, WPP Group plc.

Rodney A. McLauchlan, 45
Executive Vice President, Bankers Trust Corporation since April 1997; Senior Vice President, Bankers Trust Corporation from 1992 to April 1997; Managing Director, BT Alex. Brown since September 1997; Managing Director, BT Securities Corporation from 1995 to 1997; Managing Director, Bankers Trust from 1987 to 1995. As of 1998, he is Chairman of the Global Banking Group and is head of Bankers Trust's Latin American Investment Banking business. Mr. McLauchlan also chairs the Latin American and Asian Advisory Boards and the Client Committee.

Frank N. Newman, 56
Director, Bankers Trust and Bankers Trust Corporation since 1995; Chairman of the Board, Chief Executive Officer and President, Bankers Trust and Bankers Trust Corporation; Former Deputy Secretary, United States Treasury; Former Vice Chairman of the Board and Director, BankAmerica Corporation and Bank of America NT&SA; Director, Dow Jones, Inc.; Trustee, Carnegie Hall; and Member, Board of Overseers, Joan & Sanford I Weill Medical College and Joan & Sanford I.
Weill Graduate School of Medical Sciences of Cornell University.

N.J. Nicholas Jr., 59
Director of Bankers Trust and Bankers Trust Corporation since 1989; Investor; Former Co-chief Executive Officer of Time Warner Inc. Director, Boston Scientific Corporation, Priceline.com Inc. and Xerox Corporation.

Russell E. Palmer, 64
Director, Bankers Trust and Bankers Trust Corporation since 1988; Chairman and Chief Executive Officer, The Palmer Group; Former Dean, The Wharton School, University of Pennsylvania; Former Chief Executive Officer, Touche Ross & Co. (now Deloitte & Touche). Director, Allied-Signal Inc., Federal Home Loan Mortgage Corporation, GTE Corporation, The May Department Stores Company and Safeguard Scientifics, Inc.; and Trustee, the University of Pennsylvania.

Mayo A. Shattuck III, 44
Vice Chairman, Bankers Trust Corporation since September 1997. He formerly held the positions of President and Chief Operating Officer of Alex. Brown Incorporated from 1991 to September 1997.

He is Co-Chairman and Co-Chief Executive Officer of BT Alex. Brown Incorporated.

Donald L. Staheli, 67
Director, Bankers Trust and Bankers Trust Corporation since 1996;Retired Chairman of the Board and Chief Executive Officer, Continental Grain Company; Director, Continental Grain Company, ContiFinancial Corporation, Prudential Insurance Company of America and America's Promise; and Chairman, The Points of The Light Foundation.

Patricia Carry Stewart, 70
Director, Bankers Trust and Bankers Trust Corporation since 1977; Former Vice President, The Edna McConnell Clark Foundation (a charitable foundation); Chair, Community Foundation for Palm Beach and Martin Counties; Trustee Emerita, Cornell University; and a life member, Board of Overseers, Joan & Sanford I Weill Medical College and Joan & Sanford I. Weill Graduate School of Medical Sciences of Cornell University.

G. Richard Thoman, 54
Director, Bankers Trust and Bankers Trust Corporation since 1997; President, Chief Operating Officer and Director, DaimlerChrysler AG, Union Bancaire Privee (Switzerland), General Electric Investments Equity Advisory Board, Yale School of Management Advisory Board, Fletcher School of Law and Diplomacy Advisory Board, the INSEAD U.S. Advisory Board and The Americas Society; President, Chief Executive Officer and Director, Fuji Xerox Corporation, Ltd.; and Member, Council on Foreign Relations.

George J. Vojta, 63
Director, Bankers Trust and Bankers Trust Corporation since 1997; Vice Chairman of the Board, Bankers Trust and Bankers Trust Corporation; Director, Alicorp, S.A., Globeset and Private Export Funding Corp.; Member, New York State Banking Board; Vice Chairman of the Board of Trustees, St. Luke's-Roosevelt Hospital Center; Partner, New York City Partnership; Chairman, Wharton Financial Services Center; and Member, Bretton Woods Committee.

Paul A. Volcker, 71
Director, Bankers Trust and Bankers Trust Corporation since 1996; Former Chairman and Chief Executive Officer, Wolfensohn & Co., Inc.; Former Chairman, Board of Governors of the Federal Reserve System; Director, Nestle S.A., Prudential Insurance Company of America, American Council on Germany, Council on Foreign Relations and The Japan Society; Trustee, The American Assembly; and Member, the advisory boards of several international corporations.

Melvin A. Yellin, 56

Executive Vice President and General Counsel, Bankers Trust Corporation and Managing Director and General Counsel of Bankers Trust since 1996; Senior Vice President (Chief Legal Officer), Bankers Trust Corporation and Managing Director (Chief Legal Officer) of Bankers Trust since 1995; Managing Director and Deputy General Counsel, Bankers Trust from 1992 to 1995; Vice President and Counsel, Bankers Trust from 1981 to 1992. He is in charge of the Legal Department.

* Certain of the executive officers held the Senior Managing Director title for a portion of 1996 and 1997. Bankers Trust eliminated the title effective January 1, 1998 and reverted to the use of the Managing Director title as the most senior title below that of Vice Chairman.

Item 27. Principal Underwriters.

(a) ICC Distributors, Inc., the Distributor for shares of the Registrant, also acts as principal underwriter for the following open-end investment companies: BT Advisor Funds, BT Institutional Funds, BT Pyramid Mutual Funds, Cash Management Portfolio, Intermediate Tax Free Portfolio, NY Tax Free Money Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio, BT Investment Portfolio, BT Alex. Brown Cash Reserve Fund, Flag Investors Communications Fund, Inc., Flag Investors International Fund, Inc., Flag Investors emerging Growth Fund, Inc., Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc., Flag Investors Short-Intermediate Income Fund, Inc., Flag Investors Value Builder Fund, Inc., Flag Investors Real Estate Securities Fund, Inc. and Flag Investors Equity Partners Fund, Inc.

(b) Unless otherwise stated, the principal business address for the following persons is Two Portland Square, Portland, Maine 04101.

Name and                     Positions and                 Positions and
Principal Business           Offices with                  Offices with
Address                      Distributor                   Registrant

John Y. Keffer               President                     None
Sara M. Morris               Treasurer                     None
David I. Goldstein           Secretary                     None
Benjamin L. Niles            Vice President                None
Margaret J. Fenderson        Assistant Treasurer           None
Dana L. Lukens               Assistant Secretary           None
Nanette K. Chern             Chief Compliance Officer      None

(c)     None

ITEM 28. Location of Accounts and Records.

BT Investment Funds:                   BT Alex. Brown
(Registrant)                           One South Street
Baltimore, MD  21202

Bankers Trust Company:                 130 Liberty Street
(Custodian, Investment Adviser         New York, NY 10006
and Administrator)

Investors Fiduciary                    127 West 10th Street,
Trust Company:                         Kansas City, MO 64105.

ICC Distributors, Inc.:                Two Portland Square
(Distributor)                          Portland, ME 04101

ITEM 29. Management Services.

Not Applicable

ITEM 30. Undertakings.

Not Applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, BT INVESTMENT FUNDS has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore and the State of Maryland on the 28th day of May, 1999.

                                          BT INVESTMENT FUNDS

                                    By:   /s/ Daniel O. Hirsch
                                          ___________________________
                                          Daniel O. Hirsch, Secretary
                                          May 28, 1999

        Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacity and on the date indicated:

NAME                           TITLE                              DATE

By: /s/ Daniel O. Hirsch       Secretary                          May 28, 1999
    ____________________       (Attorney in Fact
    Daniel O. Hirsch           For the Persons Listed Below)


/s/ John Y. Keffer*            President and
________________________       Chief Executive Officer
John Y. Keffer

/s/ Joseph A. Finelli*         Treasurer (Principal
________________________       Financial and Accounting Officer)
Joseph A. Finelli

/s/ S. Leland Dill**           Trustee
________________________
S. Leland Dill

/s/ Kelvin J. Lancaster**      Trustee
________________________
Kelvin J. Lancaster

/s/ Philip Saunders, Jr.**     Trustee
________________________
Philip Saunders, Jr.


* By Power of Attorney - Incorporated by reference to Post-Effective Amendment No. 57 to Registrant's Registration Statement as filed with the Commission on February 8, 1999.
** By Power of Attorney - Incorporated by reference to Post-Effective Amendment No. 45 to Registrant's Registration Statement as filed with the Commission on September 10, 1997.

                                   SIGNATURES

      BT INVESTMENT PORTFOLIOS has duly caused this Post-Effective Amendment No. 62 to the Registration Statement on Form N-1A of BT Investment Funds to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Baltimore and the State of Maryland on the 28th day of May, 1999.


                                          BT INVESTMENT PORTFOLIOS

                                    By:   /s/ Daniel O. Hirsch
                                          ___________________________
                                          Daniel O. Hirsch, Secretary
                                          May 28, 1999

     This Post-Effective Amendment No. 62 to the Registration Statement of BT Investment Funds has been signed below by the following persons in the capacities indicated with respect to BT INVESTMENT PORTFOLIOS.


NAME                           TITLE                              DATE

By: /s/ Daniel O. Hirsch       Secretary                          May 28, 1999
    ____________________       (Attorney in Fact
    Daniel O. Hirsch           For the Persons Listed Below)


/s/ John Y. Keffer*            President and
________________________       Chief Executive Officer
John Y. Keffer

/s/ Joseph A. Finelli*         Treasurer (Principal
________________________       Financial and Accounting Officer)
Joseph A. Finelli

/s/ S. Leland Dill**           Trustee
________________________
S. Leland Dill

/s/ Kelvin J. Lancaster**      Trustee
________________________
Kelvin J. Lancaster

/s/ Philip Saunders, Jr.**     Trustee
________________________
Philip Saunders, Jr.

* By Power of Attorney - Incorporated by reference to Post-Effective Amendment No. 57 to Registrant's Registration Statement as filed with the Commission on February 8, 1999.
** By Power of Attorney - Incorporated by reference to Post-Effective Amendment No. 45 to Registrant's Registration Statement as filed with the Commission on September 10, 1997.

                              BT INVESTMENT FUNDS
                                One South Street
                           Baltimore, Maryland 21202


                                  May 28, 1999


EDGAR Operations Branch
Securities and Exchange Commission
Division of Investment Management
450 Fifth Street, NW
Washington, DC 20549

Re:     BT INVESTMENT FUNDS (the "Trust")
        1933 Act File No. 33-07404
        1940 Act File No. 811-4760

Dear Sir or Madam:

        Post-Effective No. 62 under the Securities Act of 1933, as amended (the "1933 Act") and Amendment No. 62 under the Investment Company Act of 1940 to the Registration Statement of the above-referenced Trust is hereby electronically transmitted. This filing is being made pursuant to paragraph (a) of Rule 485 under the 1933 Act.

        Pursuant to Securities Act release No. 6510 and Investment Company Release No. 13768 (February 15, 1984), we request selective review of the above-referenced Post-Effective Amendment.

        The disclosure contained in this Post-Effective Amendment are substantially similar to disclosure provided pursuant to new Form N-1A for Institutional International Equity Fund in the BT Mutual Funds family previously reviewed by the Staff (BT Institutional Funds (File no. 33-34079) filed on November 24, 1998).

        The following sections of the Funds' prospectuses and statement of additional information differ from those of the Institutional International Equity Fund only so far as necessary to include fund-specific disclosure:

        1.   Cover page
        2.   Overview
        3.   Who Should Consider Investing in the Fund
        4.   Annual Fund Operating Expenses
        5.   Objective
        6.   Strategy
        7.   Principal Investments
        8.   Investment Process
        9.   Portfolio Managers

         If you have any questions regarding this filing, please call me at
(410) 895-3776.

                                       Very truly yours,
                                       /s/Daniel O. Hirsch
                                       ___________________
                                       Daniel O. Hirsch
                                       Secretary

Enclosures